HEART CLINIC, P.A.



                          MASTER TRANSACTION AGREEMENT
                                 BY AND BETWEEN
                              MEDCATH INCORPORATED
                                       AND
                               HEART CLINIC, P.A.
                                  JULY 31, 1996

                                TABLE OF CONTENTS

                                                                                                     Page
ARTICLE I-DEFINITIONS................................................................................- 1 -
         SECTION 1.1       "Accounts Receivable".....................................................- 1 -
         SECTION 1.2       "Assets"..................................................................- 1 -
         SECTION 1.3       "Closing".................................................................- 1 -
         SECTION 1.4       "Closing Date"............................................................- 1 -
         SECTION 1.5       "Employment Agreements"...................................................- 2 -
         SECTION 1.6       "Encumbrances"............................................................- 2 -
         SECTION 1.7       "Excluded Assets".........................................................- 2 -
         SECTION 1.8       "Independent Contractor Agreements".......................................- 2 -
         SECTION 1.9       "PAs".....................................................................- 2 -
         SECTION 1.10      "Physicians"..............................................................- 2 -

ARTICLE II-PRACTICE MANAGEMENT TRANSACTION...........................................................- 2 -
         SECTION 2.1       Sale of Assets and Practice Management Transaction........................- 2 -
         SECTION 2.2       Consideration for Transaction.............................................- 3 -
         SECTION 2.3       The Closing...............................................................- 3 -
         SECTION 2.4       Further Acts and Assurances...............................................- 3 -

ARTICLE III-REPRESENTATIONS AND WARRANTIES OF PRACTICE...............................................- 4 -
         SECTION 3.1       Organization, Power, Binding Effect and Qualification.....................- 4 -
         SECTION 3.2       Interests.................................................................- 4 -
         SECTION 3.3       Subsidiaries, Affiliates, Affiliated Companies and Joint
                           Venture...................................................................- 4 -
         SECTION 3.4       Financial Statements......................................................- 4 -
         SECTION 3.5       Absence of Undisclosed Liabilities........................................- 5 -
         SECTION 3.6       Absence of Certain Recent Changes.........................................- 5 -
         SECTION 3.7       Assets....................................................................- 6 -
         SECTION 3.8       Contracts and Leases......................................................- 6 -
         SECTION 3.9       Defaults and Consents.....................................................- 6 -
         SECTION 3.10      Litigation, Etc...........................................................- 7 -
         SECTION 3.11      Court Orders, Decrees and Laws............................................- 7 -
         SECTION 3.12      Taxes    - 7 -
         SECTION 3.14      Employee Matters..........................................................- 8 -
         SECTION 3.15      Labor Matters.............................................................- 8 -
         SECTION 3.16      Insurance; Malpractice....................................................- 8 -
         SECTION 3.17      Books of Account, Reports.................................................- 9 -
         SECTION 3.19      Inventory.................................................................- 9 -
         SECTION 3.20      Equipment.................................................................- 9 -
         SECTION 3.21      Accounts Receivable.......................................................- 9 -
         SECTION 3.22      Employee Benefit Plans....................................................- 9 -
         SECTION 3.23      Power of Attorney........................................................- 11 -


                                      -i-




         SECTION 3.24      Bank Accounts............................................................- 11 -
         SECTION 3.25      Environmental Matters....................................................- 11 -
         SECTION 3.26      Fraud and Abuse..........................................................- 12 -
         SECTION 3.27      Investment Representation and Access.....................................- 12 -
         SECTION 3.28      Practice Disclosures.....................................................- 14 -

ARTICLE IV-REPRESENTATIONS AND WARRANTIES OF MEDCATH................................................- 14 -
         SECTION 4.1       Organization and Standing of MedCath.....................................- 14 -
         SECTION 4.2       Authority; Binding Effect................................................- 14 -
         SECTION 4.3       No Finders or Brokers....................................................- 14 -
         SECTION 4.4       Validity of Agreement....................................................- 14 -
         SECTION 4.5       Defaults and Consents....................................................- 14 -
         SECTION 4.6       Court Orders, Decrees and Laws...........................................- 15 -

ARTICLE V-COVENANTS OF PRACTICE.....................................................................- 15 -
         SECTION 5.1       Access and Information...................................................- 15 -
         SECTION 5.2       Conduct of Business......................................................- 16 -
         SECTION 5.3       Confidential Information.................................................- 16 -
         SECTION 5.4       Unusual Events...........................................................- 16 -
         SECTION 5.5       Departmental Violations..................................................- 16 -
         SECTION 5.6       Insurance Ratings........................................................- 17 -
         SECTION 5.7       Independent Contractor Agreements; Employment Agreements.................- 17 -
         SECTION 5.8       Working Capital..........................................................- 17 -

ARTICLE VI-COVENANTS OF MEDCATH.....................................................................- 18 -
         SECTION 6.1       Information..............................................................- 18 -
         SECTION 6.2       Corporate Action.........................................................- 18 -
         SECTION 6.3       Confidential Handling of Documents.......................................- 18 -
         SECTION 6.4       Access to or Furnishing of Information about MedCath.....................- 18 -

ARTICLE VII-CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PRACTICE.....................................- 19 -
         SECTION 7.1       Representations and Warranties True......................................- 19 -
         SECTION 7.2       Service Agreement........................................................- 19 -
         SECTION 7.3       No Obstruction Proceeding................................................- 19 -
         SECTION 7.4       Proceedings And Documents Satisfactory...................................- 19 -
         SECTION 7.5       Receipt of Consideration.................................................- 19 -

ARTICLE VIII-CONDITIONS PRECEDENT TO THE OBLIGATIONS OF MEDCATH.....................................- 19 -
         SECTION 8.1       Representations and Warranties True......................................- 20 -
         SECTION 8.2       No Obstructive Proceeding................................................- 20 -
         SECTION 8.3       Opinion of Practice's Counsel............................................- 20 -
         SECTION 8.4       Proceedings and Documents Satisfactory...................................- 20 -
         SECTION 8.5       No Adverse Change........................................................- 20 -
         SECTION 8.6       Service Agreement........................................................- 20 -
         SECTION 8.7       Independent Contractor Agreements........................................- 20 -
         SECTION 8.8       Employment Agreements....................................................- 21 -

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         SECTION 8.9       Bonus Agreements.........................................................- 21 -

ARTICLE IX-TERMINATION..............................................................................- 21 -
         SECTION 9.1       Optional Termination.....................................................- 21 -
         SECTION 9.2       Notice of Abandonment....................................................- 21 -
         SECTION 9.3       Termination..............................................................- 21 -

ARTICLE X-INDEMNIFICATION...........................................................................- 22 -
         SECTION 10.1      Indemnity by Practice....................................................- 22 -
         SECTION 10.2      Indemnity by MedCath.....................................................- 23 -
         SECTION 10.3      Rules Regarding Indemnification..........................................- 24 -
         SECTION 10.4      Remedies Cumulative......................................................- 26 -
         SECTION 10.5      Set-Off..................................................................- 26 -
         SECTION 10.6      Definitions..............................................................- 26 -
         SECTION 10.7      Survival.................................................................- 27 -

ARTICLE XI-MISCELLANEOUS............................................................................- 27 -
         SECTION 11.1      Expenses.................................................................- 27 -
         SECTION 11.2      Restrictive Covenant.....................................................- 27 -
         SECTION 11.3      Notices..................................................................- 28 -
         SECTION 11.4      Entire Agreement.........................................................- 28 -
         SECTION 11.5      Governing Law............................................................- 28 -
         SECTION 11.6      Section Headings.........................................................- 29 -
         SECTION 11.7      Waiver...................................................................- 29 -
         SECTION 11.8      Nature and Survival of Representations...................................- 29 -
         SECTION 11.9      Successors and Assigns...................................................- 29 -
         SECTION 11.10     Amendments...............................................................- 29 -
         SECTION 11.11     Counterpart Executions; Facsimiles.......................................- 29 -
         SECTION 11.12     Press Releases...........................................................- 29 -
         SECTION 11.13     Access to Records After Closing..........................................- 30 -
         SECTION 11.14     Disclosure of Certain Information........................................- 30 -
         SECTION 11.15     Attorneys' Fees..........................................................- 30 -
         SECTION 11.16     Severability.............................................................- 30 -
         SECTION 11.17     Third-Party Beneficiary..................................................- 30 -
         SECTION 11.18     Arbitration..............................................................- 30 -
         SECTION 11.19     Contract Modifications for Prospective Legal Events......................- 30 -


                                     -iii-




                          MASTER TRANSACTION AGREEMENT


         THIS MASTER  TRANSACTION  AGREEMENT (the "Agreement") is made as of the
31st day of July, 1996, by and between HEART CLINIC, P.A., a Texas professional association (hereinafter referred to collectively as "Practice") and MEDCATH
INCORPORATED, a North Carolina corporation ("MedCath").

         WHEREAS, Practice is the owner and operator of a group medical practice in Rio Grande Valley area of Texas, with offices in the Texas cities of McAllen, Weslaco, Harlingen and Brownsville (the "Clinic") which provides comprehensive professional cardiology care to the general public;

         WHEREAS, MedCath, through its affiliates, is in the business of managing medical practices;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Practice and MedCath agree to enter into the transactions provided for in this Agreement.



                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 "Accounts Receivable" shall mean all accounts and notes receivable, negotiable instruments and chattel paper the rights to which were generated by the operations of the Clinic, and other evidences of indebtedness of, and rights to receive payments from, any person which relate to the operation of the Clinic, as such exist on the Closing Date including, without limitation, charges for services rendered to patients prior to the Closing Date but not yet billed.

         SECTION 1.2 "Assets" shall mean all of the assets and properties, tangible and intangible, of and pertaining to or used at or in connection with the Clinic, and in which Practice has any right, title or interest, whether as owner or lessee, wherever located, whether known or unknown, and whether or not appearing on the books and records of Practice, as the same may exist on the Closing Date.

         SECTION 1.3 "Closing" shall mean the effective date of the consummation and effectuation of the transactions contemplated herein pursuant to the terms and conditions of this Agreement.

         SECTION 1.4 "Closing Date" shall mean the 1st day of October, 1996 at such place as is mutually agreed upon by the parties hereto.




         SECTION  1.5  "Employment   Agreements"  shall  mean  those  employment
agreements  between  each of the various PAs and the  Physician  who is its sole shareholder, which contracts are attached as Exhibit D.

         SECTION 1.6 "Encumbrances" shall mean all security interests, liens, pledges, claims, charges, escrows, encumbrances, encroachments, rights of first refusal, subleases, conditional sales agreements, options, mortgages, indentures, easements, licenses, restrictions or other covenants, agreements, understandings, obligations, defects or irregularities affecting title to any of the Assets.

         SECTION 1.7 "Excluded Assets" shall mean the portion of the Assets not being acquired by MedCath and which is described on Schedule 1.7.

         SECTION 1.8 "Independent Contractor Agreements" shall mean those agreements attached as Exhibit B hereto between Practice and the PAs pursuant to which the PAs are required to provide the exclusive, full time professional services of the Physicians to Practice and its patients.

         SECTION 1.9 "PAs" shall mean those professional associations, each with one shareholder who is one of the Physicians, that are signatories to this Agreement.

         SECTION 1.10 "Physicians" shall refer to those certain individuals licensed to practice medicine in Texas whose services are essential to the continued operation of Practice and who are individual signatories to this Agreement.


                                   ARTICLE II

                         PRACTICE MANAGEMENT TRANSACTION

         SECTION  2.1  Sale of  Assets  and  Practice  Management  Transaction.
Practice  has sought  MedCath's  physician  practice  management  expertise  and
MedCath desires to provide physician practice management services to Practice in
accordance   with  the  terms  of  this  Agreement  and  the  other   agreements
contemplated  hereunder. As of the date hereof, Practice shall convey to MedCath all of its Assets other than the Excluded Assets and Practice and a wholly-owned subsidiary of MedCath,  Physician Management of McAllen,  Inc., a North Carolina
corporation  ("Manager") shall enter into the Service Agreement  attached hereto as Exhibit A under which  Manager shall provide  physician  practice  management services to Practice.  In  consideration  therefore,  MedCath  shall,  as of the
Closing  Date,  deliver  the  Consideration  (as  defined  below)  to  Practice.
Contemporaneously   therewith,   Practice  shall  enter  into  the   Independent
Contractor  Agreements  with the PAs  attached  hereto as  Exhibit B in order to ensure the availability to Practice of the continued  services of the Physicians and Practice shall enter into the Bonus  Agreements in the form attached  hereto as Exhibit C with the PAs in order to  adequately  compensate  them for entering into the Independent  Contractor  Agreements.  Each PA and its related Physician shall also enter into the appropriate  Employment  Agreement attached as Exhibit
D. The Assets,  other than the Excluded Assets,  shall be transferred to

                                      -2-


MedCath free of all liens,  claims and encumbrances and then immediately  deemed assigned by MedCath to Manager for its utilization in its management of Practice
pursuant  to  the  Service  Agreement,   all  without  further  act  or  written
instrument.  Practice agrees to take any and all actions reasonably requested by
MedCath or Manager  from time to time to effect and maintain the transfer of the
Assets to MedCath and then to Manager.  The  transactions  contemplated  by this
Section  2.1 and as  otherwise  set  forth  in  this  Agreement  and  the  other
agreements  and  documents   contemplated   hereby  are  hereafter  referred  to
collectively as the "Transaction."

         SECTION 2.2      Consideration for Transaction.

                  (a) The consideration due from MedCath to Practice for entering into the Transaction shall equal Six Million Three Hundred
         Fifty-Nine Thousand Nine Hundred Fifty-Eight Dollars ($6,359,958) plus the Supplemental Payment (the "Consideration") which shall be composed of the following:

                                 (i)  $6,359,958  in the  form of a  Convertible
                  Subordinated Promissory Note (the "Convertible Note") in the form attached hereto as Exhibit E, $1,907,987 to be paid in cash only and $4,451,971 to be paid in cash or which is convertible, after the second (2nd) anniversary hereof as provided in more detail in the Convertible Note, into the Common Stock of MedCath Incorporated valued at $14.00 per share (the "Common Stock").

                           (ii) The consideration also includes a possible supplemental payment ("Supplemental Payment") as described in Exhibit F to be represented by an additional promissory note
                  (the "Additional Promissory Note") in the form attached as Exhibit G.

                   (b) Subject to the provisions of this Agreement, on the Closing Date MedCath shall:

                                    (i)     Deliver the Convertible Note; and

                                    (ii)    Deliver the Additional Promissory Note.

         SECTION 2.3 The Closing.  The Closing  shall take place on October 1,
1996 and shall be effective as of 12:01 a.m. on October 1, 1996.

         SECTION 2.4 Further Acts and Assurances. Practice shall, at any time and from time to time at and after the Closing, upon request of MedCath, take any and all steps and will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, transfers, conveyances, powers of attorney and assurances as may be reasonably required for providing to MedCath or to its designated subsidiary, the benefits of the Transaction contemplated by this Agreement.

                                   ARTICLE III


                                      -3-


                   REPRESENTATIONS AND WARRANTIES OF PRACTICE

         Practice hereby represents and warrants to MedCath as follows:

         SECTION 3.1  Organization,  Power,  Binding Effect and Qualification.
Practice is a professional association duly organized, validly existing and in good standing under the laws of the State of Texas and has full power to own, lease and operate its properties and assets and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the Practice's business or the ownership or leasing of Practice's properties make such qualification necessary.
Practice has full power to enter into this Agreement and to consummate the transactions contemplated hereby. Practice has taken all action required by law and by Practice's Articles of Incorporation and Bylaws to authorize the execution and delivery of this Agreement and the transactions contemplated hereby. The execution, delivery, and performance of this Agreement and any and all agreements being executed in connection herewith constitute the valid and binding agreements of Practice, each PA and each Physician enforceable in accordance with their terms. A copy of Practice's Articles of Incorporation and Bylaws and all amendments thereto as of the date hereof, are included as
Schedule 3.1 and are true, accurate and complete as of the date hereof.

         SECTION 3.2 Interests. The interests of Practice are owned in the manner set forth in Schedule 3.2 and, except as set forth on such Schedule, there are no outstanding options, warrants rights or commitments for the sale or issuance of any additional interests in Practice. Except for the transactions contemplated by this Agreement, insofar as is known to Practice, there are not any agreements or understandings among Practice shareholders with respect to the voting on any matter. In addition, Practice and its shareholders executing this Agreement hereby represent and warrant that no later than immediately prior to Closing, all interests in Practice (including any entity merged into Practice) owned by Norman Ramirez at anytime have been reacquired by Practice and that Practice owes no amounts and is not indebted to Norman Ramirez or Jose Perez.

         SECTION 3.3 Subsidiaries,  Affiliates, Affiliated Companies and Joint
Venture. Practice has no direct or indirect interest in, by way of stock ownership or otherwise, any corporation, partnership, joint venture, association or business enterprise.

         SECTION 3.4 Financial  Statements.  The balance sheets of Practice at
December 31, 1994 and 1995 and for the year to date through June 30, 1996, and the related statements of income and changes in financial position for the periods then ended, are included as Schedule 3.4 (such financial statements and the related notes "Financial Statements"). The Financial Statements are prepared on the cash basis of accounting on a consistent basis throughout the periods involved, and on that basis, the financial statements are true, complete and accurate in all material respects and present fairly the assets, liabilities and financial condition of Practice at the respective dates thereof and the results of its operations for the periods ended.

         SECTION 3.5 Absence of Undisclosed Liabilities. Except as and to the extent reflected or reserved against in the Financial Statements and except for commitments and obligations incurred in the ordinary course of business, consistent with past practice, accruing

                                      -4-


after the date of the Financial Statements, Practice has no liabilities, claims or obligations which would have a material adverse effect on the operations
(whether accrued, absolute, contingent or otherwise) of the Practice.

         SECTION 3.6 Absence of Certain Recent Changes. Practice has not, since June 30, 1996, except in the ordinary course of business consistent with past practice:

                  (a) incurred any  indebtedness or other  liabilities  (whether
         accrued,   absolute,   contingent   or   otherwise),   guaranteed   any
         indebtedness or sold any of its assets;

                  (b) suffered any damage, destruction or loss, to any of the tangible Assets, whether or not covered by insurance;

                  (c) increased the regular rate of compensation  payable to any employee or any  physician;  or increased such  compensation  by bonus,
         percentage,   compensation   service   award  or  similar   arrangement
         theretofore in effect for the benefit of any of its  employees,  and no such increase is required;

                  (d) established or agreed to establish any pension, retirement or welfare plan for the benefit of its employees not theretofore in effect;

                  (e) suffered any change in its  financial  condition,  assets, liabilities or business or suffered any other event or condition of any
         character  which   individually  or  in  the  aggregate  has  or  might
         reasonably  be  expected  to  have a  material  adverse  effect  on its business;

                  (f) experienced any labor organizational efforts, strikes or formal complaints or entered into any collective bargaining agreements with any union;

                  (g) made any single capital expenditure which exceeded $2,500 or made aggregate capital expenditures which exceeded $10,000;

                   (h) disposed of any of the Assets or written down the value of any of the Assets, or written off as uncollectible any Accounts
         Receivable, or revalued any of the Assets;

                   (i) paid, discharged or satisfied any claims, liabilities or obligations (absolute, accrued, contingent or otherwise);

                   (j) canceled any debts or waived any claims or rights of substantial value;

                   (k)  entered  into,   amended  or  terminated  any  contract,
         agreement or license to which it is a party;

                   (l) entered into a material transaction or made any change in any method of accounting or accounting practice;

                                      -5-


                   (m) canceled, or failed to continue, insurance coverages; or

                   (n) agreed, whether in writing or otherwise, to take any action described in this Section 3.6.

         SECTION 3.7 Assets. The Assets constitute all of the non-real estate operating assets of Practice necessary or appropriate for the continued operation of the Clinic and all such Assets shall continue to be available to Practice, without any increased cost therefor, at all times after September 30, 1996.

         SECTION 3.8 Contracts and Leases. Schedule 3.8 is a copy of each contract, lease, sublease, agreement and other instrument to which Practice is a party or are bound that is for an amount in excess of $5,000 or for a term in excess of twelve (12) months in duration. Except as noted in such Schedule, all such contracts, leases, subleases and agreements are in full force and effect, there has been no threatened cancellation thereof, there are no outstanding disputes thereunder, each is with unrelated third parties and was entered into on an arms-length basis in the ordinary course of business and, assuming the receipt of the appropriate consents, all will continue to be binding in accordance with their terms after consummation of the transaction contemplated herein; except as disclosed on Schedule 3.8, and except for physician employment contracts and the Independent Contractor Agreements, Practice is not a party to or bound by any employment agreements or any agreements that contain any bonus, severance or termination pay liabilities or obligations or by any agreements to loan to or guarantee any loan to an employee. In every instance where consent is necessary, Practice shall, on or before this Closing Date, obtain and deliver to MedCath in writing, effective as of the Closing Date, such consents as are necessary to effect the Transaction. The operation of the Independent Contractor
Agreements and Practice's relationship with the PAs do not cause Practice to be in violation of any statute, rule or regulation and Practice will not be forced to forego or relinquish any economic right or benefit due to it under or arising out of the operation of the Independent Contractor Agreements in order to avoid being in violation of a statute, rule or regulation.

         SECTION 3.9 Defaults and Consents.  Practice is not in default under, nor has any event occurred which,  with notice or the lapse of time or action by a third  party,  could result in a default  under,  any  outstanding  indenture, mortgage,  contract, lease or agreement to which Practice is a party or by which
Practice may be bound or under any  provision of the Articles of  Incorporation,
Bylaws, or other governing  documents of Practice.  The execution,  delivery and
performance  of  this  Agreement  and  the   consummation  of  the  transactions
contemplated by this Agreement will not (a) result in a significant liability to
Practice;  (b) constitute a violation of or a default under, or a conflict with,
(i) any term or  provision of the Articles of  Incorporation,  Bylaws,  or other governing documents of Practice or (ii) any order, writ, injunction or decree of any court,  governmental agency or arbitration  tribunal, or (iii) any contract, commitment,  indenture,  lease,  sublease or other agreement,  or (iv) any other restriction  of any kind to which  Practice  is a party or by which  Practice is bound;  (c) cause,  or give any party grounds to cause (with or without  notice, the passage of time or both) the  maturity of any  liability  or  obligation  of
Practice to be accelerated, or increase any such liability or obligation; or (d)
require any consent,  approval or  authorization  of, or declaration,  filing or registration with any governmental or

                                      -6-


regulatory authority.

         SECTION 3.10 Litigation, Etc. There is no litigation, arbitration, governmental claim, investigation or proceeding pending or, to the best knowledge of Practice, threatened against Practice at law or in equity, before any court, arbitration tribunal or governmental agency. Practice knows of no facts based on which material claims may be hereafter made against it.

         SECTION 3.11 Court Orders, Decrees and Laws. There are no outstanding or, to the best of Practice knowledge, threatened orders, writs, injunctions or decrees of any court, governmental agency or arbitration tribunal against or affecting Practice or the Assets. Practice, including without limitation the terms and structure of its agreements and arrangements with the PAs and the Physicians, is in compliance with all applicable federal, state and local laws, regulations and administrative orders which are material to the operation of the Clinic, including, without limitation, matters relating to antitrust and anti-competitive practices, discrimination, employment, and health and safety, and has received no notices of alleged violations thereof. No governmental authorities are presently conducting proceedings against Practice and no such investigation or proceeding is pending or being threatened. Practice has all federal, state and local permits, certificates, licenses, approvals and other authorizations necessary in the conduct and operation of the Clinic. All such licenses and permits of Practice are in full force and effect, and no violations are or have been recorded in respect thereof for which a fine or penalty may be levied, and no proceeding is pending or threatened to revoke or limit any thereof. Practice agrees to assume responsibility for the payment, if any, of any such future fines for activities occurring in the Clinic prior to the Closing Date.

         SECTION 3.12  Taxes.  All  federal,  state and other tax  returns of
Practice  required by law to be filed have been timely  filed,  and Practice has paid or  adequately  provided  for all  taxes  (including  taxes on  properties, income, franchises, licenses, sales and payrolls) which have become due pursuant to such  returns  or  pursuant  to any  assessment,  except  for any  taxes  and assessments,  the amount,  applicability or validity of which is currently being contested  in good faith by  appropriate  proceedings  and with respect to which
Practice has set aside on its books adequate reserves. There are no tax liens on any of the Assets  except  those with  respect to taxes not yet due and payable.
There are no  pending  tax  examinations  of any  Practice  tax  return  nor has
Practice  received a revenue  agent's  report  asserting a tax deficiency in the last twelve (12) months.  There are not and will not be at the Closing Date, any claims  pending or asserted  against the Assets for unpaid taxes by any federal, state or other governmental  body.  Practice has withheld from each payment made directly or  indirectly to its  employees  (including  persons who under the tax laws could be classified as its employees)  the amount of all taxes  (including, but not limited to, federal,  state and local income taxes and Federal Insurance
Contribution  Act taxes)  required  to be  withheld  therefrom  and all  amounts
customarily   withheld   therefrom,   and  has  set  aside  all  other  employee
contributions  or payments  customarily set aside with respect to such wages and has paid or will pay the same to, or has  deposited or will deposit such payment with, the proper tax receiving officers or other appropriate authorities, except to the extent of any liabilities,  to be assumed by MedCath  hereunder.  Neither
Practice,  any PA nor any  Physician is relying on MedCath,  Manager,  or any of their affiliates,  employees, professional advisors or consultants regarding any tax implications  arising from or relating to the Transaction and Practice,  the
PAs and the Physicians have obtained their own tax advice in that regard.

                                      -7-


         SECTION 3.13 Authority, Binding Effect. Practice has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The directors, shareholders and officers of Practice have taken all action required, whether by law, by their governing documents or otherwise, to authorize the execution and delivery of this Agreement and the performance of the transactions contemplated hereby. The execution, delivery, and performance of this Agreement constitutes the valid and binding agreement of Practice enforceable in accordance with its terms.

         SECTION 3.14 Employee Matters. All compensation paid to the current employees, officers and consultants of Practice is at a fair market value rate and is reflected in the financial statements attached as Schedule 3.4.

         SECTION 3.15 Labor Matters. Practice has no collective bargaining agreements with any labor union and neither is currently negotiating with a labor union. No employee of Practice has ever petitioned for a representation election. Practice is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practice. There is no unfair labor practice complaint against Practice pending before the National
Labor Relations Board or strike, dispute, slowdown or stoppage actually pending or, to its knowledge, threatened against or affecting Practice.

         SECTION 3.16 Insurance;  Malpractice.  Schedule 3.16(a) is a list and brief  description  of all  policies  or  binders  of fire,  liability,  product liability,  worker's compensation,  health and other forms of insurance policies or binders  currently in force insuring  against risks which will remain in full force and effect at least through the Closing Date.  Schedule 3.16(b) contains a description of all malpractice  liability  insurance  policies of Practice since
1980.  Except as set forth on Schedule  3.16(c),  (i) Practice has never filed a written  application  for any  insurance  coverage  which has been  denied by an insurance agency or carrier and (ii) Practice has been continuously  insured for professional  malpractice claims for at least the past seven (7) years. Schedule
3.16(c)  also  sets  forth a list of all  claims  for any loss in excess of Five
Thousand Dollars ($5,000) per occurrence, filed by Practice during the three (3)
year period immediately  preceding the Closing Date, including but not limit to,
worker's   compensation,   general   liability,   environmental   liability  and
professional  malpractice liability claims.  Practice is not in material default with  respect to any  provision  contained  in any such  policy and  neither has failed to give any notice or present  any claim under any such policy in due and timely fashion.

         SECTION 3.17  Books of  Account,  Reports.  The books of  account of
Practice are in reasonable detail and accurately and fairly reflect its transactions and the disposition of its assets consistent with the past practices of Practice. Practice has filed all reports and returns required by any law or regulation to be filed by it.

         SECTION 3.18 No Finders or Brokers. Practice has not engaged any finder or broker in connection with the transactions contemplated hereunder. No commitments have been made to any individuals for payments or stock options in connection with this Agreement except for payments to the PAs of Practice in their capacities as independent contractors.


                                      -8-



         SECTION 3.19 Inventory. All Assets consisting of inventory are of a quality and quantity currently usable in the ordinary course of business. The present quantity of all current and usable inventory is at a level consistent with the past practices of Practice.

         SECTION 3.20 Equipment. All Assets consisting of equipment are located at the Clinic and are in good condition except for reasonable wear and tear and are sufficient for the purposes for which currently used.
Such Assets are reflected in the Financial Statements at book value.

         SECTION 3.21  Accounts  Receivable.  Except as disclosed in Schedule
3.21, all of the Accounts Receivable of Practice are bona fide and collectable, and will be on the Closing Date, recorded in the ordinary course of business and such Accounts Receivable have been carried on the books of Practice at values in conformity with past practices and reflect all facts known to Practice as of the date hereof pertaining to the valuation thereof. Schedule 3.21 contains an aging of all Accounts Receivable.

         SECTION 3.22    Employee Benefit Plans.

                  (a)  Practice  maintains  no employee  benefit plan other than those listed on Schedule  3.22.  Practice has delivered to MedCath true and complete  copies,  in the case of documented  plans,  and a written description  in the  case  of  undocumented  plans,  of  each  pension, retirement,  profit-sharing,  stock purchase, stock option,  severance, vacation,  deferred  compensation,  bonus or other  incentive  plan, or
         other   employee   benefit   program,    arrangement,    agreement   or
         understanding, or medical, vision, dental or other health plan, or life insurance or disability plan, retiree medical or life insurance plan or any  other  employee  benefit  plans or  fringe  benefit  arrangements, including,  without limitation,  any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974,
         as amended ("ERISA"), to which Practice contributes or is a party or by which it is bound or under which it may have  liability and under which employees or former employees of Practice (or their  beneficiaries) are eligible to participate  or derive a benefit (the  'Plans").  Each Plan which is a "group  health  plan" (as such term is  defined  in  Section
         4980B(g)(2)  of the  Internal  Revenue  Code of 1986,  as amended  (the
         "Code"))  satisfies the applicable  requirements  in order to avoid the imposition of tax under Section 4980B of the Code.  Except as set forth on Schedule 3.22,  Practice has no formal plan or  commitment,  whether legally  binding or not,  to create any  additional  plan,  practice or agreement or modify or change any existing plan,  practice or agreement that would affect any of the employees or former employees of Practice.
         Benefits under all Plans are as  represented  and will not be increased subsequent to the date documents are provided.

                  (b) The following representations are made with regard to the
         Plans:

                                 (i) any and all Plans which are  pension  plans
                  within the meaning of Section 3(2) of ERISA ("Pension Plans") are intended to be qualified plans under Sections 401 and 501 of the Code, have remained qualified under the

                                       -9-

                  Code since  inception and have been determined by the Internal
                  Revenue Service ("IRS") to be so qualified, and the IRS has taken no action to revoke such determination or qualification;

                                (ii) Practice has, in all material respects, performed all obligations, whether arising by operation of law, contract, or past custom, required to be performed under or in connection with the Plans, and Practice has no knowledge of any default or violation by any other party with respect to the Plans;

                                (iii)  Practice  has complied in all  material
                  respects with ERISA and, where applicable, the Code, regarding the Plans;

                                (iv) all reports and disclosures relating to the
                  Plans required to be filed with or furnished to governmental agencies, plan participants or plan beneficiaries have been or will be filed or furnished in accordance with applicable law in a timely manner;

                                 (v)  there  are no  actions,  suits  or  claims
                  (other than routine claims for benefits) pending, or, to the best of Practice's knowledge, threatened, against any Plan or against the assets funding any Plan;

                                (vi) no transactions  have occurred with respect
                  to the  Plans or  assets  thereof  which  could  result in the
                  imposition  on  Practice,   MedCath,   the  administrators  or
                  trustees  under the  Pension  Plans or the assets  funding the
                  Pension  Plan,  either  directly  or  indirectly,  of taxes or penalties  imposed  under  Section 4975 of the Code or Section
                  502(i) of ERISA;

                               (vii) except as identified  on Schedule  3.22, no
                  Pension Plan benefit plan" as defined in Section 3(35) of ERISA;

                              (viii) other than applications for  determination,
                  no action is pending with respect to the Plans before the IRS, the Department of Labor, or before any state or local governmental agency;

                                (ix) no act or omission constituting a breach of
                  fiduciary duties has occurred with respect to the Plans or the assets thereof which could subject Practice, MedCath, or the Assets, either directly or indirectly, to any liability;

                               (x) any bonding required by applicable provisions
                  of ERISA with respect to any of the Plans has been obtained and is in full force and effect;

                                (xi)  the  transactions   contemplated  by  this
                  Agreement  will not result in liability for severance  pay, or for events occurring or expenses incurred after termination of employment  (except  as  required  to avoid tax under  Section
                  4980B of the Code), or any similar payment to the employees of
                  Practice; and

                                      -10-

                               (xii) no Plan is a  "multi-employer  plan" within
                  the meaning of Section 3(37) of ERISA.

                  (c) Practice has delivered to MedCath and its counsel prior to the Closing Date, true and complete copies of (i) all documents governing the Plans, including, without limitation, all amendments thereto which will become effective at a later date, or if a Plan is not documented, a written description thereof; (ii) the latest IRS determination letter obtained with respect to each of the Pension
         Plans; (iii) Form 5500 for the most recent completed plan year for each of the Plans, together with all schedules forming a part thereof; (iv) all summary plan descriptions relating to the Plans; (v) annuity contracts funding obligations of any Plan; (vi) all employment manuals;
         and (vii) insurance policies or contracts with respect to the Plans.

                  (d) Neither Practice, any PA nor any Physician is expecting or relying on MedCath or Manager to administer or otherwise be involved with or bear any economic cost or expense of or relating to any qualified or nonqualified retirement plan.

         SECTION 3.23 Power of Attorney. Practice has not given any power of attorney, whether limited or general, to any person which is continuing in effect.

         SECTION 3.24 Bank Accounts. Schedule 3.24 sets forth a list of all bank accounts and safe deposit boxes in the name of or controlled by Practice and details about the persons having access thereto.

         SECTION 3.25  Environmental  Matters.  Practice is in compliance with all federal, state and local environmental laws, rules,  regulations,  standards and requirements,  including,  without limitation, those respecting hazardous or biomedical  materials  and/or  wastes.  Except as  disclosed  on Schedule  3.25,
Practice has not engaged in any storage, holding, release, emission,  discharge,
generation,   processing,   disposition,   handling  or  transportation  of  any
biomedical  wastes or  hazardous  substances  or  materials,  as  defined in any applicable  federal or state law or regulation  from,  into or on any portion of the Clinic premises.

         SECTION 3.26 Fraud and Abuse. To the best of its knowledge after due inquiry, neither Practice, its officers and directors, or persons and entities providing professional services for the Clinic (including the PAs and the Physicians), have engaged in any activities which are prohibited under U.S.C.
Sec. 1320a-7b, or the regulations promulgated thereunder pursuant to such statutes, or related state or local statutes or regulations, or which are prohibited by ruler, of professional conduct, including but not limited to the following: (a) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment; (b) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (c) failure to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to fraudulently secure such benefit or payment; and (d) knowingly and willful, soliciting or receiving any remuneration (including any kickback, bribe, or rebate),

                                      -11-


directly or indirectly, overtly or covertly, in cash or in kind or offering to pay or receive such remuneration (i) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid, or
(ii) in return for purchasing, leasing, or ordering or arranging for or recommending purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part by Medicare or Medicaid.

         SECTION 3.27   Investment   Representation   and  Access.   Practice
represents and warrants to and covenants with MedCath as follows:

                  (a) The Convertible Note and the Common Stock of MedCath into which it may be converted will be acquired by Practice for its own account for the purpose of investment only.

                  (b)  Practice  has  received  and  reviewed  the April 3, 1996
         Prospectus of MedCath and its 10-Q for the period ended March 31, 1996 and recent 8-K (the "SEC Filings"). Practice confirms that MedCath has made available to it or to its representatives, the opportunity to ask questions of its officers and directors and to acquire such additional information about the Common Stock and the business and financial condition of MedCath as Practice has requested, which additional information has been satisfactory received.

                  (c) In deciding to acquire the Convertible Note, Practice has relied upon consultations with its legal, financial and tax advisers with respect to this transaction and the nature of the investment together with the additional information concerning MedCath set forth in the SEC Filings, and any additional information provided under subsection (b) above.

                  (d) The financial condition of Practice is such that it can bear the risk of this investment indefinitely. Practice either alone or with its representatives has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in MedCath.
                  (e) Practice will not transfer or otherwise dispose of the Convertible Note and the Common Stock into which it may be converted or any interest therein in such manner as to violate any registration provision of the Securities Act of 1933, as amended (the "Securities
         Act"), or of any applicable state securities law regulating the disposition thereof. Practice is aware that the Convertible Note and the Common Stock into which it may be converted have not been registered under the Securities Act or any state securities laws or any other applicable securities legislation and that the Convertible Note and the Common Stock into which it may be converted must be held indefinitely unless it is subsequently registered or an exemption from such registration is available. MedCath will permit transfer of the Convertible Note and the Common Stock into which it may be converted by Practice either when such securities have been registered under the Securities Act, any applicable state securities law and any other applicable securities legislation or when the request is accompanied by an opinion of counsel, acceptable to MedCath, to the effect that the sale or proposed transfer does not require registration


                                      -12-

         under the Securities Act, any state securities law or any other applicable securities legislation. Practice agrees that the following legend to such effect and any other legends required by applicable state securities law will be placed on the Convertible Note and the Common Stock into which it may be converted and a stock transfer order shall be placed with respect thereto, for as long as MedCath deems it necessary:

                           THIS CONVERTIBLE NOTE AND THE COMMON STOCK INTO WHICH
                  IT MAY  BE  CONVERTED  HAVE  NOT  BEEN  REGISTERED  UNDER  THE
                  SECURITIES ACT OF 1933, AS AMENDED,  OR THE SECURITIES LAWS OF
                  ANY STATE AND MAY NOT BE SOLD OR OTHERWISE  TRANSFERRED IN THE
                  ABSENCE OF EFFECTIVE  REGISTRATION  STATEMENTS UNDER SUCH ACTS
                  OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO MEDCATH THAT
                  SUCH REGISTRATION IS NOT REQUIRED.

                  (f) The representations, warranties and covenants of Practice contained herein shall survive the execution and delivery of this Agreement and the issuance of the Convertible Note and any Common Stock into which it may be converted.

                  (g) To the Extent  Practice is  entitled  to any  Supplemental
         Payment under the Additional Promissory Note, the representations, warranties and provisions of (a) through (f) above shall apply thereto as well by substituting the "Additional Promissory Note" for the "Convertible Note" wherever it appears.

         SECTION 3.28 Practice Disclosures. No representations, warranties or disclosures of information made by Practice, including disclosures made in any Exhibit, Schedule or certificate or other writing delivered or to be delivered in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits to state any material fact which is necessary in order to make the disclosures not misleading.

         SECTION  3.29  Other   Representations   and   Warranties.   Except  as
specifically provided herein,  Practice, the PAs and the Physicians have made no representations or warranties of any type or nature to MedCath or Manager.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF MEDCATH

         MedCath represents and warrants as follows:

         SECTION 4.1 Organization and Standing of MedCath. MedCath is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina and has full corporate power to own, lease and operate its properties and assets and to carry on its business as and where it is now being conducted, to enter into this Agreement and to



                                      -13-

consummate the transactions contemplated hereby.

         SECTION 4.2 Authority; Binding Effect. MedCath has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. MedCath has taken all action required by law and by MedCath's Articles of Incorporation and Bylaws to authorize the execution and delivery of this Agreement and the transactions contemplated hereby. The execution, delivery, and performance of this Agreement constitute the valid and binding agreements of MedCath enforceable in accordance with its terms.

         SECTION 4.3 No Finders or Brokers. Neither MedCath nor any officer or director thereof has engaged any finder or broker in connection with the transactions contemplated hereunder. MedCath will indemnify and hold Practice harmless against claims (and expenses in the defense thereof) of any person, firm or corporation for finder's fees, broker's fees, brokerage commission, sales commissions or the like alleged in connection with the transactions contemplated hereunder due to acts of MedCath.

         SECTION 4.4 Validity of Agreement. Upon execution and delivery of this
Agreement  and  all  documents  executed  in  connection  herewith,   they  will
constitute  the valid and binding  obligation of MedCath and be binding  against
MedCath in accordance with its terms.

         SECTION 4.5 Defaults and Consents. MedCath is not in default under, nor has any event occurred which, with notice or the lapse of time or action by a third party, could result in a default under, any outstanding indenture, mortgage, contract, lease or agreement to which MedCath is a party or by which MedCath may be bound and which is material to the operations of MedCath and its subsidiaries taken as a whole, or under any provision of the Articles of Incorporation, Bylaws, or other governing documents of MedCath. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not (i) constitute a violation of or a default under, or a conflict with, (A) any term or provision of the Articles of Incorporation, Bylaws, or other governing documents of MedCath or
(B) any order, writ, injunction or decree of any court, governmental agency or arbitration tribunal, or (C) any contract, commitment, indenture, lease, sublease or other agreement, or (D) any other restriction of any kind to which MedCath is a party or by which MedCath is bound; (ii) cause, or give any party grounds to cause (with or without notice, the passage of time or both) the maturity of any liability or obligation of MedCath to be accelerated, or increase any such liability or obligation or (iii) other than the consent of bankers and filings with respect to the registration of the Common Stock, require any consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority.

         SECTION 4.6 Court Orders, Decrees and Laws. There are no outstanding or, to the best of MedCath's knowledge, threatened orders, writs, injunctions or decrees of any court, governmental agency or arbitration tribunal against or affecting MedCath. MedCath is in compliance with all applicable federal, state and local laws, regulations and administrative orders which are material to the operations of MedCath and has not received any notices of alleged violations thereof. No governmental authorities are presently conducting proceedings against MedCath and no such investigation or proceeding is pending or being, threatened. MedCath has all federal, state and local permits, certificates, licenses, approvals and other authorizations

                                      -14-


necessary in the conduct and operation of MedCath. All such licenses and permits of MedCath are in full force and effect, and no violations are or have been recorded in respect thereof for which a fine or penalty may be levied, and no proceeding is pending or threatened to revoke or limit any thereof.

         SECTION   4.7  Other   Representations   and   Warranties.   Except  as
specifically  provided herein,  MedCath and Manager have made no representations or warranties of any type or nature to Practice, the PAs or the Physicians.

                                    ARTICLE V

                              COVENANTS OF PRACTICE

         Practice hereby covenants and agrees as follows:

         SECTION  5.1 Access and  Information.  Between  the date hereof and the
Closing  Date,  Practice  shall give to  representatives  of MedCath  reasonable access during normal business hours to the Clinic's  premises,  books,  accounts and records and all other relevant  documents and will make  available,  and use its best efforts to cause their independent  auditors to make available,  copies of  all  such  documents  and  information  with  respect  to the  business  and properties  of  Practice  as  representatives  of MedCath  may from time to time reasonably request,  including,  without limitation,  the working papers used to
prepare  the  Financial   Statements   and  income  tax  returns  filed  and  in
preparation,  all in such  manner as not  unduly to  disrupt  Practice's  normal business activities.  Such access shall include consultations with the employees of  Practice.  During the period from the date of this  Agreement to the Closing
Date,  Practice  shall confer on a regular and  frequent  basis with one or more representatives of MedCath to report material  operational matters and to report the general status of on-going operations.  Practice shall notify MedCath of any material  adverse  change in the  financial  position,  earnings  or business of
Practice  after the date hereof and prior to the Closing Date and any unexpected emergency or other  unanticipated  change in the business of Practice and of any governmental complaints,  investigations or hearings or adjudicatory proceedings
(or communications indicating that the same may be contemplated) or of any other
matter   which  may  be   material   to   Practice  or  which  would  cause  the
representations  contained  in Article  III not to be true and correct and shall keep MedCath  fully  informed of such events and permit its  representatives  to participate in all discussions relating thereto.

         SECTION 5.2 Conduct of Business. Between the date hereof and the Closing Date, except as otherwise approved by MedCath or necessary to consummate the transactions contemplated by this Agreement, Practice shall conduct its business only in the ordinary course thereof consistent with past practice and in such a manner that the representations and warranties contained in Article
III shall be true and correct at and as of the Closing Date (except for changes contemplated, permitted or required by this Agreement) and so that the conditions to be satisfied by Practice at the Closing Date shall have been satisfied. Practice shall (a) carry on its business in the usual and ordinary course, (b) use its best efforts to preserve its business organization intact and conserve the good will and relationships of its patients, and others having business relations with it, (c) conduct its business in a manner which will cause the representations and

                                      -15-



warranties contained in Article III to be true and correct on the Closing Date in each case, as if made on and as of such date, (d) not grant any increases in wages, bonuses, benefits or other compensation to any director, officer, employee or agent, (e) not enter into any agreement which would be a "material contract" without MedCath's consent, (f) not waive any right or benefit or (g) not incur any liability or obligation outside the ordinary course of business or which involves the receipt or expenditure of more than $5,000 without MedCath's consent.

         SECTION 5.3 Confidential Information. Practice shall keep confidential all information provided by MedCath regarding the business plan, financial condition and operations of MedCath, which is not in the public domain, and shall exercise the same care in handling such information as it would exercise with similar information of its own. Practice may disclose information it deems advisable to its physician employees provided such physician employees are advised of the confidential nature of such information and agree to keep such information confidential as provided herein. MedCath shall be a third party beneficiary of such agreements.

         SECTION 5.4 Unusual Events. Until the Closing Date, Practice shall supplement or amend all relevant Exhibits and Schedules with respect to any matter thereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in such Exhibits or Schedules.

         SECTION 5.5 Departmental Violations. Practice shall make all reasonable attempts to comply with all notices of violations of law or municipal ordinances, orders or requirements noted in or issued by government agencies or departments having authority with respect to buildings, fire, labor, health, or any other federal, state or municipal department having jurisdiction against or affecting the operation of the Clinic or the Assets prior to the Closing Date unless contesting the same in good faith. All such notices, after the date hereof and prior to the Closing Date, shall be complied with by Practice prior to the Closing Date. Upon written request, Practice shall furnish MedCath with an authorization to make the necessary searches for such notices.

         SECTION  5.6  Insurance   Ratings.   Practice  shall  take  all  action
reasonably  requested  by  MedCath  to  enable  it to  succeed  to the  Worker's
Compensation and Unemployment  Insurance ratings,  insurance policies,  deposits and other  interests  of  Practice  and other  ratings  for  insurance  or other purposes  established by Practice.  MedCath shall not be obligated to succeed to any such rating,  insurance policy, deposit or other interest,  except as it may elect to do so.

         SECTION 5.7 Independent Contractor  Agreements;  Employment Agreements.
Practice,  PA and each  Physician  shall  ensure that each of the PAs execute an
Independent  Contractor Agreement and each Physician shall execute an Employment
Agreement  with his PA pursuant to which the exclusive,  full time  professional services  of the  Physician  who is the  sole  shareholder  of the PA  shall  be provided  to  Practice  as an  employee  of the PA for at  least  the  five  (5)
consecutive  year period beginning on the Closing Date subject only to the death or permanent disability of any such Physician.  Practice, the applicable PA, and the applicable  Physician  shall have breached their covenants set forth in this
Section 5.7 in the event that any such Physician fails to remain employed by the
PA and  provide  his  exclusive,  full time  professional  services  to

                                      -16-



Practice through the PA for at least the five (5) consecutive year period beginning on the Closing Date notwithstanding any provision in the relevant
Independent Contractor Agreement or the Physician's Employment Agreement with the PA or in the Service Agreement that might allow such service relationship among Practice, the PA and the Physician to be terminated without there being a breach of the Independent Contractor Agreement or the Employment Agreement.
Practice, the PAs and the Physicians covenant that should the operation of the Independent Contractor Agreements or Practice's relationship with the PAs or the Physicians cause Practice to be in violation of any statute, rule or regulation or Practice would be forced to forego or relinquish any economic right or benefit due to it under or arising out of the operation of the Independent
Contractor Agreements or Practice's relationship with the PAs or the Physicians in order to avoid being in violation of a statute, rule or regulation, Practice, the PAs and the Physicians shall take any and all actions to restructure their relationships to avoid such violations or such a foregoence or relinquishment, including without limitation the employment of the Physicians directly by Practice. This Section 5.7 will not apply or be binding on Practice, the PAs or the Physicians if MedCath fails to pay any amounts when due under this Agreement after the expiration of the applicable grace periods or the Service Agreement has been terminated by Practice pursuant to Section 11.2 thereof.

         SECTION 5.8 Working Capital. Practice and its shareholders executing this Agreement hereby agree that they shall cause to remain, or to be provided to Practice, a sufficient amount of working capital, whether from proceeds of accounts receivable or otherwise, in an amount sufficient to enable Practice to pay all of its liabilities and obligations, including the Management Fee to Manager under the Service Agreement, as they become due. To the extent necessary, such shareholders shall assist Practice in obtaining loans for such working capital, and any interest on such loans shall not be taken into account for the purposes of determining Manager's fee under the Service Agreement.


                                   ARTICLE VI

                              COVENANTS OF MEDCATH

         SECTION 6.1  Information.  MedCath shall promptly  provide to Practice upon request any information or documents reasonably necessary for Practice,  or its  shareholders  to  make  an  informed  judgment  as to the  advisability  of
consummating   the   transactions   contemplated   hereby  or  to   verify   the
representations and warranties of MedCath herein. Until the Closing Date MedCath shall notify  Practice of any matter which may be materially  adverse to MedCath and its  subsidiaries  considered  as a whole  and  shall  keep  Practice  fully informed of such events.

         SECTION  6.2  Corporate  Action.   MedCath  will  take  all  necessary
corporate and other action and obtain all consents,  approvals and amendments of agreements  required of them to carry out the transactions  contemplated by this
Agreement and to satisfy the conditions specified herein.

         SECTION 6.3 Confidential Handling of Documents. Subject to the provisions of

                                    -17-



Section 11.14, MedCath shall keep confidential all information provided by Practice pursuant to this Agreement which is not in the public domain, and shall exercise the same care in handling such information as it would exercise with similar information of its own.

         SECTION 6.4 Access to or Furnishing of Information about MedCath.

                  (a) Practice, its offeree representative(s), or both, shall have been furnished, during the course of the transactions described herein and prior to the asset sale, by MedCath, or any person acting on its behalf, the SEC Filings.

                  (b) MedCath shall make available, during the course of the transactions described herein and prior to the asset sale, to Practice and its advisors, the opportunity to ask questions of, and receive answers from, MedCath or any person acting on its behalf concerning the terms and conditions of the issuance of the Common Stock and to obtain any additional information including regularly prepared financial statements with notes thereto, to the extent MedCath possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information delivered to Practice by or on behalf of MedCath.


                                   ARTICLE VII

               CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PRACTICE

         All obligations of Practice which are to be discharged under this Agreement on the Closing Date are subject to the performance, at or prior to the Closing Date, of all covenants and agreements contained herein which are to be performed by MedCath at or prior to the Closing Date and to the fulfillment at, or prior to, the Closing Date, of each of the following conditions (unless expressly waived in writing by Practice at any time at or prior to the Closing
Date):

         SECTION  7.1   Representations   and  Warranties  True.  All  of  the
representations  and warranties made by MedCath  contained in Article IV of this
Agreement  shall be true as of the date of this  Agreement,  shall be  deemed to have been made again at and as of the Closing Date,  and shall be true at and as of the Closing Date in all material  respects;  MedCath shall have performed and complied in all material respects with all covenants and conditions  required by this Agreement to be performed or complied with by it prior to or on the closing
Date; and Practice shall have been furnished with a certificate of the President or any Vice  President of MedCath  dated the Closing  Date,  in their  corporate capacities, certifying to the truth of such representations and warranties as of the Closing Date and to the fulfillment of such covenants and conditions.

         SECTION 7.2 Service Agreement. Practice and Manager shall have entered into the Service Agreement.

         SECTION 7.3 No Obstruction Proceeding. No action or proceeding shall have been instituted against, and no order, decree or judgment of any court, agency, commission or

                                      -18-



governmental authority shall be subsisting against MedCath or Practice which seeks to, or would, render it unlawful to effect the Transaction in accordance with the terms hereof, and no such action shall seek damages in a material amount by reason of the transactions contemplated hereby. Also, no substantive legal objection to the transactions contemplated by this Agreement shall have been received from or threatened by any governmental department or agency.

         SECTION 7.4 Proceedings And Documents Satisfactory. All proceedings in connection with the asset sale and all certificates and documents delivered to the parties pursuant to this Agreement shall be satisfactory in form and substance to the parties acting reasonably and in good faith.

         SECTION 7.5 Receipt of Consideration. Practice shall have received the Convertible Note and the Additional Promissory Note.


                                  ARTICLE VIII

               CONDITIONS PRECEDENT TO THE OBLIGATIONS OF MEDCATH

         All obligations of MedCath which are to be discharged under this Agreement on the Closing Date are subject to the performance, at or prior to the Closing Date, of all covenants and agreements contained herein which are to be performed by Practice at or prior to the Closing Date and to the fulfillment at or prior to the Closing Date of each of the following conditions (unless expressly waived in writing by MedCath at any time at or prior to the Closing
Date):

         SECTION 8.1 Representations and Warranties True. All of the representations and warranties of Practice contained in Article III of this Agreement shall be true as of the date of this Agreement, shall be deemed to have been made again at and as of the Closing Date, and shall be true at and as of the Closing Date in all material respects; Practice shall have performed or complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date; and MedCath shall be furnished with a certificate of the President and Secretary of Practice, dated the Closing Date, certifying to the truth of such representations and warranties as of the Closing Date and to the fulfillment of such covenants and conditions.

         SECTION 8.2 No Obstructive Proceeding. No action or proceedings shall have been instituted against, and no order, decree or judgment of any court, agency, commission or governmental authority shall be subsisting against MedCath or Practice which seeks to, or would, render it unlawful as of the Closing Date to effect the Transaction in accordance with the terms hereof, and no such action shall seek damages in a material amount by reason of the transactions contemplated hereby. Also, no substantive legal objection to the transactions contemplated by this Agreement shall have been received from or threatened by any governmental department or agency.

         SECTION 8.3 Opinion of Practice's Counsel. Practice shall have delivered to MedCath on the Closing Date an opinion of J. Edward Mann, Jr., Esq.
counsel to Practice, dated

                                      -19-


the Closing Date, in form and substance satisfactory to MedCath to the effect set forth as Exhibit H.

         SECTION 8.4 Proceedings and Documents Satisfactory. All proceedings in connection with the asset sale and all certificates and documents delivered to the parties pursuant to this Agreement shall be satisfactory in form and substance to the parties acting reasonably and in good faith.

         SECTION 8.5 No Adverse Change. From the date of this Agreement until the Closing Date the operations of the Clinic shall have been conducted in the ordinary course of business, consistent with past practice, and from the date of the Financial Statements until the Closing Date no event shall have occurred or have been threatened which has or would have a material and adverse effect upon the operation of the Clinic.

         SECTION 8.6 Service Agreement. Practice and Manager shall have entered into the Service Agreement.

         SECTION 8.7 Independent Contractor Agreements. Practice and each PA shall enter into the appropriate Independent Contractor Agreement.

         SECTION 8.8 Employment Agreements. Each Physician and his PA shall have entered into the appropriate Employment Agreement.

         SECTION 8.9 Bonus Agreements. The PAs and Practice shall have entered into the Bonus Agreements.

                                   ARTICLE IX

                                   TERMINATION

         SECTION 9.1 Optional Termination. This Agreement may be terminated and the asset sale abandoned at any time prior to the Closing Date as follows:

                  (a)      By the mutual consent of MedCath and Practice;

                  (b)      By Practice, if any of the conditions set forth in
         Article VII shall not have been met by the Closing Date;

                  (c)      By MedCath, if any of the conditions set forth in
              Article VIII hereof have not been
         met by the Closing Date; or

                  (d) By either party if the Closing Date shall not have occurred within nine (9) months from the date of execution of this Agreement.

         SECTION 9.2 Notice of Abandonment. In the event of such termination by either MedCath or Practice pursuant to Section 9.1 above, written notice shall forthwith be given to the

                                      -20-

other party or parties hereto.

         SECTION 9.3 Termination. In the event this Agreement is terminated as provided above, (a) MedCath and Practice shall deliver to the other party all documents previously delivered (and copies thereof in its possession) concerning one another and the transactions contemplated hereby and (b) none of the parties nor any of their respective stockholders, partners, directors, officers, or agents shall have any liability to the other party for costs, expenses, loss of anticipated profits, consequential damages, or otherwise, except for any deliberate breach or deliberate omission resulting in breach of any of the provisions of this Agreement. Except as provided in Section 11. 14 which shall survive termination, after termination each party shall keep confidential all information provided by the other pursuant to this Agreement which is not in the public domain, and shall exercise the same care in handling such information as it would exercise with similar information of its own.

                                    ARTICLE X

                       INDEMNIFICATION


         SECTION  10.1 Indemnity  by  Practice.  Subject to the  conditions  and provisions  herein  set forth,  Practice  agrees to  indemnify,  defend and hold
harmless  MedCath,   its  officers,   directors,   shareholders,   subsidiaries,
affiliates  and agents from and against the  following,  except as caused by the acts or omissions of MedCath:

                  (a)  Any  and  all  damages,   losses,   settlement  payments,
         obligations,   liabilities,   claims,  actions  or  causes  of  action,
         encumbrances  and reasonable  costs and expenses  suffered,  sustained, incurred or paid by any indemnified party because of:

                                 (i)        the claims of any broker or finder
         engaged by Practice;

                                (ii)        the untruth, inaccuracy or breach of
         any representation, warranty, agreement or covenant of Practice contained in or made in connection with this Agreement;

                               (iii)        the assertion against MedCath of any
                  liability or obligation relating to the operations of Practice prior to the Closing Date;

                                (iv) all claims  and  litigation  and  potential
                  claims  and  litigation   against   MedCath  with  respect  to
                  incidents or other matters which occurred prior to the Closing
                  Date related to the business of Practice; and

                                 (v)  any   other   liabilities   of   Practice,
                  including any professional  malpractice  liability of Practice or any individual  physicians  associated  therewith,  whether
                  absolute  or   contingent,   known  or  unknown,   matured  or
                  unmatured.

                  (b) In recognition of the fact that MedCath is willing to enter into this Agreement only if Practice, the PAs and the Physicians enter into the Service Agreement,


                                      -21-


         and the  applicable  Independent Contractor  Agreements and  Employment
         Agreements and that the parties thereto fulfill their obligations thereunder, Practice and each of the PAs and the Physicians hereby acknowledge and agree that MedCath and Manager will incur substantial losses and damages in the event that any of the Physicians fails to fulfill his obligations to provide his exclusive, full time professional services to Practice through his PA for at least the five
         (5)  consecutive  year  period  beginning  on the Closing  Date.
         Accordingly, in the event that a Physician ceases to provide his exclusive, full time professional services to Practice through his PA for any reason for at least the five (5) year consecutive year period beginning on the Closing Date (other than due to the death or permanent disability of such Physician) which shall constitute a breach of their covenants in Section 5.7 hereof, then Practice, and the PAs and the Physicians agree to indemnify MedCath for any losses and damages suffered as a result of such failure. Due to the difficulty in measuring such loss, MedCath, Practice, and each of the PAs and the Physicians agree that upon any such Physician's failure to fulfill his five (5) year obligation described above, Practice, such Physician and his PA shall be jointly and severally obligated to pay to MedCath as indemnification, liquidated damages in an amount and as otherwise set forth in Schedule 10.1(b) hereof and MedCath shall have such additional rights and remedies as set forth in Schedule 10.1(b).
         Such amounts shall be due in full within fifteen (15) days of demand therefore by MedCath pursuant to the terms of Schedule 10.1(b).

                  (c) All reasonable costs and expenses (including, without limitation, attorneys' fees and interest) incurred by any indemnified party in connection with any action, proceeding, demand, assessment or judgment incident to any of the matters for which indemnity is provided in this Section 10.1.

                  (d) To the extent Practice, a PA or a Physician is required to make a payment to MedCath or Manager hereunder and the event giving rise to the payment is the fault of another of Practice, a PA or a Physician, such paying party shall have a right of indemnification from such party at fault.

                  (e) The provisions of this Section 10.1 shall not apply and be binding on Practice, the PAs or the Physicians if MedCath fails to pay any amounts when due under this Agreement after the expiration of the applicable grace periods or the Service Agreement has been terminated by Practice pursuant to Section 11.2 thereof.

         SECTION 10.2 Indemnity by MedCath. Subject to the conditions and provisions herein set forth, MedCath agrees to indemnify, defend and hold harmless Practice, its shareholders, subsidiaries, officers, directors and agents, from and against the following, except as caused by the acts or omission of Practice:

                  (a)  Any  and  all  damages,   losses,   settlement  payments,
         obligations,   liabilities,   claims,  actions  or  causes  of  action,
         encumbrances  and reasonable  costs and expenses  suffered,  sustained, incurred or paid by any indemnified party because of:

                                 (i)        the claims of any broker or finder
                  engaged by MedCath;

                                      -22-

                  and

                                (ii) the  untruth,  inaccuracy  or breach of any
                  representation, warranty, agreement or covenant of MedCath contained in or made pursuant to this Agreement.

                  (b) All reasonable costs and expenses (including, without limitation, attorneys' fees, interest and penalties) incurred by any indemnified party in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters for which indemnity is provided in this Section 10.2.

         SECTION 10.3 Rules Regarding Indemnification. The obligations and liabilities of each indemnifying party hereunder with respect to claims resulting from the assertion of liability by the other party or third parties shall be subject to the following terms and conditions:

                  (a) All claims for  indemnification  by any Indemnified  Party under this Article X shall be asserted and resolved as provided in this
         Section 10.3 except as otherwise set forth in Schedule 10.1(b).  In the event any  Indemnified  Party  shall  have a claim for  indemnification under Section 10.1 or 10.2 hereof against any  Indemnifying  Party, the
         Indemnified Party shall deliver an Indemnity Notice to the Indemnifying
         Party within a period of  forty-five  (45) days  following  the date on which the Indemnified Party becomes aware of such claim. The failure by any  Indemnified  Party to give such Indemnity  Notice shall not impair
         such  party's  rights   hereunder,   except  to  the  extent  that  the
         Indemnifying Party demonstrates that it has been irreparably prejudiced thereby.  If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim  described in such Indemnity  Notice,  or fails to notify the Indemnified Party within the Dispute Period whether the  Indemnifying  Party disputes the claim described in such Indemnity
         Notice, the Losses in the amount specified in the Indemnity Notice will be  conclusively  deemed a liability  of the  Indemnifying  Party under
         Section 10.1,  hereof,  as the case may be, and the Indemnifying  Party shall  immediately  pay the  amount of such  Losses to the  Indemnified
         Party on demand.  If the  Indemnifying  Party notifies the  Indemnified
         Party within the Dispute Period that it disputes the claim described in the Indemnity Notice,  the Indemnifying Party and the Indemnified Party
         will proceed in good faith to negotiate a resolution  of such  dispute, and, if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by any lawful manner.

                  (b) If any written claim is made by a third party, or if any suit or proceeding (including, but not limited to, an arbitration or an audit by any taxing authority) is instituted, in each case against Indemnified Party which, if prosecuted successfully, would, in the judgment of Indemnified Party, be a matter for which Indemnified Party is entitled to indemnification under this Agreement (a "Third Party
         Claim"), the obligations and liabilities of the parties hereunder with respect to such Third Party Claim shall be subject to the following terms and conditions:

                                 (i) Indemnified  Party shall give  Indemnifying
                  Party an Indemnity Notice of any such Third Party Claim within twenty (20) days after

                                      -23-



                  receipt by Indemnified Party of written notice thereof,
                  provided,   however,  that  the  failure  of Indemnified Party
                  to furnish  written notice to  Indemnifying Party of a Third
                  Party  Claim  shall not release Indemnifying Party from
                  Indemnifying Party's obligations under this Article X,
                  except  to  the  extent  Indemnifying  Party  is  actually prejudiced by such failure.  Indemnifying  Party may undertake the  defense  of such  Third  Party  Claim at its  expense  by representatives  of its own  choosing;  provided  that (A) the
                  Indemnifying  Party  shall  obtain the prior  approval  by the
                  Indemnified Party of such counsel, which approval shall not be unreasonably  withheld,  (B) the Third  Party  Claim  does not involve a claim for specific  performance,  or  injunctive  or other  equitable  relief  (such  claims being dealt with under subsection (a) above) and (C) nothing  herein shall  prejudice the  right of the  Indemnified  Party to  participate  in such defense at its own expense  through  counsel of its  choosing.
                  The  assumption  of the  defense of any Third  Party  Claim by
                  Indemnifying   Party  shall   constitute   the   agreement  of
                  Indemnifying   Party   to   assume,   without   condition   or
                  reservation,  full  responsibility for such Third Party Claim.
                  Thereafter,  Indemnifying  Party shall pay as and when due all costs and expenses  related to the defense of such Third Party
                  Claim and shall pay and  satisfy  in full the Final  Amount of any and all Losses arising therefrom or related thereto.

                                (ii) If Indemnifying Party does not so undertake
                  the defense of such Third Party Claim within fifteen (15) days
                  after  written   notice  of  such  claim  has  been  given  to
                  Indemnifying  Party by Indemnified  Party,  Indemnified  Party
                  shall have the right to undertake the defense,  compromise and settlement  of such Third Party Claim with  counsel of its own choosing.  Under such circumstances,  Indemnified Party shall, promptly  upon its  assumption  of the  defense  of such Third
                  Party Claim,  give an Indemnity  Notice which shall thereafter be deemed to be an  Indemnity  Notice that is not with respect to a Third Party Claim subject to the  procedures set forth in this Section 10.3(b).

                               (iii)  The  Indemnified  Party  and  Indemnifying
                  Party shall cooperate with each other in all reasonable respects in connection with the defense of any Third Party
                  Claim, including, but not limited to, making available records relating to such claim and furnishing employees of Indemnified
                  Party or Indemnifying Party as may be reasonably necessary for the preparation of the defense of any such Third Party Claim or for testimony as witnesses in any proceeding relating to such claim. All costs and expenses incurred by Indemnifying
                  Party or Indemnified Party in connection with the foregoing shall be the responsibility of the party requesting such cooperation.

                                (iv) The Indemnified  Party shall have the right
                  to participate fully in all proceedings,  including settlement discussions,  shall be provided copies of notices,  orders and all  other  papers,  and  shall be given  prior  notice by the
                  Indemnifying  Party  of  any  meetings,   hearings  and  other
                  discussions in any such suit or proceeding.  The  Indemnifying
                  Party shall  consult with the  Indemnified  Party and keep the
                  Indemnified  Party fully  advised of the  progress of any such

                                      -24-



                  suit or proceeding, and shall make no admissions or otherwise act in a manner which might be prejudicial to the Indemnified
                  Party's rights in connection with any such suit or proceeding.

                                 (v) The  Indemnifying  Party  agrees  that  any
                  controversy between it and the Indemnified Party concerning its obligations under this indemnity may be litigated in the same forum and concurrently with any lawsuit against the Indemnified Party to which such controversy may relate, and the Indemnified Party agrees to voluntarily appear in such forum and submit to the jurisdiction thereof.

                                (vi)  Unless  Indemnifying  Party has  failed or
                  refused to undertake the defense of such third party claim, no settlement by  Indemnified  Party of a Third Party Claim shall be made  without  the prior  written  consent of  Indemnifying
                  Party,  which  consent shall not be  unreasonably  withheld or delayed.  If  Indemnifying  Party has assumed the defense of a
                  Third Party Claim as contemplated by this Section 10.3(b),  no
                  settlement   of  such  Third   Party  Claim  may  be  made  by
                  Indemnifying  Party  without  the  prior  written  consent  of
                  Indemnified  Party,  which consent  shall not be  unreasonably withheld or delayed.

         SECTION 10.4 Remedies Cumulative. Except as herein expressly provided, the remedies provided in this Article X shall be cumulative and shall not preclude assertion by any party of any other rights or the seeking of any other rights or remedies against any other party hereto.

         SECTION 10.5 Set-Off. MedCath shall be entitled to offset the amount of any Losses to which it or Manager is entitled hereunder against any amounts or obligations of MedCath under the Convertible Note, the Additional Promissory
Note or against any amounts owed to or held for Practice, the PAs or the Physicians by Manager under the Service Agreement. Practice, the PAs and the Physicians shall be entitled to offset the amount of any Losses to which they are entitled hereunder or under the Service Agreement against any amounts or obligations of Practice, the PAs or the Physicians under this Agreement or under the Service Agreement. Prior to utilizing this set-off provision, a party must give written notice to the other party of its intention to do so. If the other party disputes the first party's right to make such a set-off, such other party shall cause the dispute to be immediately submitted to binding arbitration and no offset shall be made until that arbitration is resolved.

         SECTION 10.6 Definitions. For purposes of this Article X the following terms shall have the following meanings:

                  (a) "Dispute Period" means the period ending thirty (30) days following receipt by an Indemnifying Party of an Indemnity Notice.

                  (b) "Final Amount" means the amount of any Losses or Loss determined in accordance with this Article X.

                                      -25-



                  (c) "Indemnified Party" means any Person claiming indemnification under any provision of Article X.

                  (d) "Indemnifying Party" means any Person against whom a claim for indemnification is being asserted under any provision of this
         Article X.

                  (e) "Indemnity Notice" means written notification  pursuant to
         Section 10.3 of a claim for indemnity under Article X by an Indemnified
         Party, specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim.

                  (f)  "Losses"  shall  mean  any and all  claims,  liabilities,
         obligations,   losses,   damages,   deficiencies,   penalties,   fines,
         assessments,  encumbrances,  judgments,  costs and expenses (including,
         without   limitation,   reasonable  fees  and  expenses  of  attorneys,
         consultant's  and expert's fees and expenses and  reasonable  costs and expenses  incurred in  investigating,  preparing,  defending against or
         prosecuting  any  litigation  or  claim,  action,   suit,   proceeding,
         administrative  proceeding  (including  informal proceeding or demand), but not  including  special,  indirect  or  consequential  damages  and without giving effect to any multiple of earnings.

                  (g) "Person" means any natural person, corporation, general partnership, limited partnership, trust, other business organization or other entity and shall include, without limitation, MedCath and Practice.

                  (h) "Resolution Period" means the period ending thirty (30) days following receipt by an Indemnified Party of a written notice from an Indemnifying Party stating that it disputes all or any portion of the claim set forth in an Indemnity Notice.

         SECTION 10.7 Survival. The representations and warranties and the covenants of the PAs, the Physicians, Practice and MedCath contained in this Agreement or in any Schedule or Exhibit hereto shall survive the Closing.


                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.1 Expenses. All expenses of the preparation of this Agreement and of the asset sale, including, without limitation, counsel fees, accounting fees, sales taxes, recording fees, investment advisers' fees and disbursements, shall be borne by the respective parties incurring such expense, whether or not such transactions are consummated and none of such expenses shall be treated in such a way as to reduce the Management Fee due to Manager under the Service Agreement.

         SECTION 11.2      Restrictive Covenant.

                                      -26-



                  (a) The parties recognize that the services to be provided by Manager shall be feasible only if Practice operates an active medical practice to which the physicians associated with Practice devote their full time and attention. To that end, Practice agrees that it shall not establish, operate or provide physician services at any medical office, hospital, clinic or other health care facility providing services, including but not limited to ancillary services, substantially similar to those to be provided by Practice other than pursuant to the Service
         Agreement for the term of the Service Agreement, including extensions thereof, at any location within the following counties of Texas: Starr, Hidalgo, Cameron, and Willacy. Upon the termination of the Service
         Agreement, Practice shall not be bound by the above restriction unless the Service Agreement was terminated by Manager under Section 11.3 thereof, in which case such restrictive period shall continue for an additional twenty-four (24) months after such termination.

                  (b) The parties acknowledge and agree that since a remedy at law for any breach or attempted breach of the provisions of this restrictive covenant shall be inadequate, the aggrieved party shall be entitled to seek specific performance and injunctive or other equitable relief in case of any such breach or attempted breach by the other, in addition to whatever other remedies may exist at law. The provisions of this restrictive covenant shall be deemed to be valid to the extent of any lesser area and for any lesser duration permitted by law if the area and duration set forth herein is deemed to be too broad by a court of competent jurisdiction. The invalidity or nonenforceability of this restrictive covenant in any respect shall not affect the validity or enforceability of the remainder nor of any other provisions of this Agreement.

         SECTION 11.3 Notices. All notices, demands and other communications required or permitted hereunder shall be sufficiently given if delivered in person or mailed by certified mail, postage prepaid, addressed as follows:

         Practice:                  Heart Clinic, P.A.
                                    2310 N. Ed Carey Drive, #1-A
                                    Harlingen, Texas 78550
                                    Attention:  President

         MedCath:                   MedCath Incorporated
                                    7621 Little Avenue
                                    Suite 106
                                    Charlotte, North Carolina 28226
                                    Attention:  President

or to such other address as either Practice or MedCath may designate by notice to the other.

         SECTION 11.4 Entire Agreement.  This Agreement,  the Exhibits,  and the
Schedules delivered pursuant hereto, constitute the entire contract between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether written or oral, of the parties, and there are no representations, warranties or other agreements between the parties in connection with the
                                      -27-




subject matter hereof, except as specifically set forth herein.

         SECTION 11.5 Governing Law. The validity and construction of this Agreement shall be governed by the laws of the State of Texas.
         SECTION 11.6 Section Headings. The section headings are for reference only and shall not limit or control the meaning of any provision of this Agreement.

         SECTION 11.7 Waiver. No delay or omission on the part of any party hereto in exercising any right hereunder shall operate as a waiver of such right or any other right under this Agreement.

         SECTION 11.8 Nature and Survival of Representations. All statements contained in any certificate delivered by or on behalf of any of the parties to this Agreement pursuant hereto in connection with the transaction contemplated hereby shall be deemed to be representations and warranties made by the respective parties hereunder. The covenants, representations and warranties made by the parties each to the other in this Agreement or pursuant hereto shall survive the asset sale and any investigation made by MedCath or Practice.

         SECTION 11.9 Successors and Assigns.  This Agreement shall inure to the benefit of and bind the respective successors and assigns of the parties hereto.
Nothing  expressed  or  referred  to in this  Agreement  is intended or shall be construed to give any person  other than the parties to this  Agreement or their respective  successors or permitted assigns any legal or equitable right, remedy or claim  under or in  respect  of this  Agreement  or any  provision  contained herein,  it being  the  intention  of the  parties  to this  Agreement  that the
Agreement  be for  the  sole  and  exclusive  benefit  of such  parties  or such
successors   and  assigns  and  not  for  the  benefit  of  any  other   person.
Notwithstanding the above,  neither MedCath nor Practice shall have the right to assign their rights and  obligations  hereunder,  except that MedCath may assign this  Agreement to any party who  controls,  is controlled by or is under common control  with  MedCath,  to First Union  National  Bank,  N.A.,  or to any other lending  institution(s)  with whom MedCath or MedCath  Incorporated  ("MedCath")
shall enter into a credit agreement or any purchaser of substantially all of the assets of MedCath.

         SECTION 11.10 Amendments. This Agreement may be amended, but only in writing, signed by the parties hereto.

         SECTION 11.11 Counterpart Executions; Facsimiles. This Agreement may be executed in any number of counterparts with the same effect as if all of the parties had signed the same documents. Such executions may be transmitted to the parties by facsimile and such facsimile execution shall have the full force and effect of an original signature. All fully executed counterparts, whether original executions or facsimile executions or a combination, shall be construed together and shall constitute one and the same agreement.

         SECTION 11.12 Press Releases. MedCath and Practice shall each approve any press releases regarding this Agreement and its consummation; provided, however, MedCath shall be entitled to release any information it deems necessary or appropriate as a public company without the consent of Practice provided
MedCath will use reasonable  efforts to


                                      -28-


provide Practice an advance copy of any such release and the opportunity to comment.

         SECTION 11.13 Access to Records After Closing. Practice will cause its counsel and certified public accountants to afford to the representatives of MedCath, including its counsel and accountants, reasonable access to, and copies of, any records not transferred to MedCath, including, but not limited to, audit and tax work papers. MedCath will afford to the representatives of Practice reasonable access to, and copies of, the records transferred to MedCath at the Closing during normal business hours after the Closing Date. Copies furnished to the party gaining such access shall be furnished at the cost of the recipient.

         SECTION  11.14  Disclosure  of  Certain  Information.  Practice  grants
MedCath authorization to disclose aggregate financial history and financial and other information about Practice and about the Clinic (1) in order for MedCath to comply with disclosure requirements in connection with the sale and registration of its securities and (2) to lenders, investment bankers and other officials, including parties with which MedCath might in the future discuss entering into a joint venture or a reorganization transaction, as deemed necessary by MedCath.

         SECTION 11.15 Attorneys' Fees. If legal action is commenced to enforce this Agreement, the prevailing party in such action shall be entitled to recover its costs and reasonable attorneys' fees in addition to any other relief granted.

         SECTION 11.16 Severability. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and, to this end, the provisions hereof are severable.

         SECTION 11.17 Third-Party Beneficiary. The parties acknowledge and agree that Manager is a third-party beneficiary of this Agreement and shall be independently entitled to the benefits hereof and shall have an independent right to enforce the rights of MedCath and/or Manager hereunder.

         SECTION 11.18 Arbitration. The parties hereto agree that any dispute between them other than an action or proceeding for injunctive or other equitable relief, shall be resolved by binding arbitration. Such arbitration shall be conducted by the American Arbitration Association in accordance with its then existing commercial rules applicable to such disputes. Such arbitration shall be conducted in Houston, Texas. The decision of such arbitrators shall be final and binding upon the parties hereto and may be enforced by a court with applicable authority. Such an arbitration proceeding shall not result in an award of punitive damages; provided, the parties agree that any amount to which MedCath is otherwise due pursuant to Schedule 10.1(b) shall not be considered to be "punitive."


         SECTION 11.19 Contract Modifications for Prospective Legal Events. In the event any state or federal laws or regulations, now existing or enacted or promulgated after the effective date of this Agreement, are interpreted by judicial decision or regulatory agency or legal counsel in such a manner as to indicate that the structure of this Agreement may be in violation

                                      -29-




of such laws or regulations, MedCath and Practice shall amend this Agreement as necessary to eliminate such violation. To the maximum extent possible, any such amendment shall preserve the underlying economic and financial arrangements between MedCath and Practice. To the extent the parties cannot agree on any such amendment or changes, the matter shall be submitted to binding arbitration upon the request of either party and through the arbitration process an equitable modification shall be implemented or an equitable termination of the Agreement and relationship shall be made based on all of the facts and circumstances.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the following execution page(s) effective as of the day and year first above written.

                                      -30-



                                 EXECUTION PAGE
                                     TO THE
                          MASTER TRANSACTION AGREEMENT
                                 BY AND BETWEEN
                              MEDCATH INCORPORATED
                                       AND
                               HEART CLINIC, P.A.
                                  JULY 31, 1996


                                                     HEART CLINIC, P.A.

       7/31/96                                       By:   /s/ Hugo Blake
       -------                                             ------------------
         Date                                        Title:  President
                                                           ------------------


                                                     MEDCATH INCORPORATED


       7/31/96                                       By:   /s/ Stephen R. Puckett
       -------                                             ----------------------
         Date                                        Title:  President
                                                           ----------------------









                                 EXECUTION PAGE
                                     TO THE
                          MASTER TRANSACTION AGREEMENT
                                 BY AND BETWEEN
                              MEDCATH INCORPORATED
                                       AND
                               HEART CLINIC, P.A.
                                  JULY 31, 1996


         In order to acknowledge and agree to be bound by the terms and conditions of Sections 3.1, 3.2, 3.12, 3.22, 5.7, 5.8 and Article X, including without limitation Schedule 10.1(b), of this Agreement, as applicable, the undersigned hereby execute this Agreement.


ASSOCIATED PAs:                             PHYSICIAN SHAREHOLDERS:


HUGO BLAKE, M.D., P.A.


By: /s/ Hugo Blake, M.D.                         /s/  Hugo Blake, M.D.
   ----------------------                      -------------------------
        Hugo Blake, M.D.                              Hugo Blake, M.D.


               7/31/96                                             7/31/96
               -------                                             -------
                 Date                                                Date

SHEREEF HILMY, M.D., P.A.


By: /s/ Shereef Hilmy, M.D.                      /s/  Shereef Hilmy, M.D.
   ------------------------                       -------------------------
        Shereef Hilmy, M.D.                           Shereef Hilmy, M.D.



               7/31/96                                             7/31/96
               -------                                             -------
                 Date                                                Date


MICHAEL EVANS, M.D., P.A.


By: /s/ Michael Evans, M.D.                     /s/   Michael Evans, M.D.
   -----------------------                      -------------------------
        Michael Evans, M.D.                           Michael Evans, M.D.



               7/31/96                                             7/31/96
               -------                                             -------
                 Date                                                Date











NAJI KANDALAFT, M.D., P.A.


By: /s/ Naji Kandalaft, M.D.                       /s/ Naji Kandalaft, M.D.
   -------------------------                      -------------------------
        Naji Kandalaft, M.D.                           Naji Kandalaft, M.D.



               7/31/96                                             7/31/96
               -------                                             -------
                 Date                                                Date


EDUARDO FLORES, M.D., P.A.


By: /s/ Eduardo Flores, M.D.                       /s/ Eduardo Flores, M.D.
   -------------------------                      -------------------------
        Eduardo Flores, M.D.                           Eduardo Flores, M.D.



               7/31/96                                             7/31/96
               -------                                             -------
                 Date                                                Date



CHRISTOPHER GILL, M.D., P.A.


By: /s/ Christopher Gill, M.D.                       /s/ Christopher Gill, M.D.
   ---------------------------                       --------------------------
        Christopher Gill, M.D.                           Christopher Gill, M.D.



               7/31/96                                             7/31/96
               -------                                             -------
                 Date                                                Date



CARLOS PIMENTEL, M.D., P.A.


By: /s/ Carlos Pimentel, M.D.                       /s/   Carlos Pimentel, M.D.
   --------------------------                       ---------------------------
        Carlos Pimentel, M.D.                             Carlos Pimentel, M.D.



               7/31/96                                             7/31/96
               -------                                             -------
                 Date                                                Date



                                SCHEDULE 10.1(b)
                                     TO THE
                          MASTER TRANSACTION AGREEMENT
                                 BY AND BETWEEN
                              MEDCATH INCORPORATED
                                       AND
                               HEART CLINIC, P.A.
                                  July 31, 1996

                               Liquidated Damages.

1.       The following definitions shall apply for the purposes of this Schedule
         10.1(b):

                           "Gross  Consideration   Allocation"  shall  mean  the
                  portion of the Consideration paid by MedCath to Practice under
                  Section 2.2 of the  Agreement,  including any interest paid on the  Convertible  Note,  that is allocated to the Physician as provided  in  Paragraph  5  below.  If  there  is  any  unpaid principal  balance  of  the  Convertible  Note  or  Additional
                  Promissory Note at the time this analysis is being  performed, such balance(s)  shall be adjusted  downward (and MedCath will be relieved of the  obligation  to pay  Practice the amount of the adjustment) and a corresponding  adjustment  shall be made to reduce the Physician's Gross Consideration Allocation, such that the  amount due to  MedCath  hereunder  can be reduced as much as possible.

                           "Management Fee Allocation" shall mean the portion of
                  the cumulative management fee paid by Practice to Manager under the Service Agreement which Practice allocated through the date of the event giving rise to application of this
                  Schedule 10.1(b) to the Physician's PA in determining its compensation under its Independent Contractor Agreement with Practice.

                           "Net   Consideration   Allocation"  shall  mean  with
                  respect  to  a  Physician,   an  amount  equal  to  his  Gross
                  Consideration   Allocation   minus  his  PA's  Management  Fee
                  Allocation.

2. In the event of a breach of Section 5.7 of the Agreement due to the Physician's cessation of providing his exclusive, full time professional services to Practice for any reason other than as a result of his death or permanent disability, for purposes of Section 10.1(b) the amount of liquidated damages due to MedCath from Practice, the Physician and his PA shall equal the Physician's Net
         Consideration Allocation. Such obligation shall be a joint and several liability of Practice, the Physician and his PA. In the event a Physician is not associated with Practice as contemplated by this Agreement as of the Closing Date, and this Agreement has not been terminated due to a default hereunder by MedCath, Section 5.7 hereof shall have been breached and such Physician, his PA and Practice shall be jointly and severally liable for that breach notwithstanding the fact that the Closing has not yet occurred.










                  MedCath will delay taking steps against Practice to collect liquidated damages directly from Practice until Practice has collected such amounts directly from the Physician or his PA, if all of the following conditions are satisfied:

                  (a) Practice has distributed to the PAs of all of the Physicians 100% of the cash or Common Stock received by it under the Convertible Note and the Additional Promissory Note,

                  (b) Practice is utilizing its full and complete efforts to actively enforce any rights it has to require the Physician and his PA to pay over the liquidated damages amount either to Practice or MedCath and continues to diligently pursue those efforts, and

                  (c)  Practice  is fully  cooperating  and  actively  assisting
         MedCath in any effort it is making to recover such amounts from the Physician and his PA.

3. In general, the Net Consideration Allocation shall be paid to MedCath in cash and by the reduction in the principal amounts of the Convertible Note and the Additional Promissory Note then outstanding, and the Net Consideration Allocation shall be the Final Amount for purposes of Article X of this Agreement and for these purposes, the portion of the Physician's Gross Consideration Allocation that is attributable to the principal portion of the Convertible Note and the Additional Promissory Note shall be treated as having been paid to the Physician in cash.

4. Notwithstanding the above provision, to the extent Practice converted any portion of the Convertible Note or the Additional Promissory Note into Common Stock and did not distribute that Common Stock or the proceeds from a sale of such Common Stock to the Physician's PA, MedCath may elect to have Practice pay a pro rata portion of the Net
         Consideration Allocation to MedCath in MedCath common stock whether or not Practice still owns any of the Common Stock; provided, if Practice converted all or a portion of the Convertible Note or the Additional
         Promissory Note into Common Stock and still retains any of those specific shares of Common Stock, Practice shall have the right to assign those shares of Common Stock to MedCath as a pro rata payment of the Net Consideration Allocation. If, however, Practice distributed to the Physician's PA Common Stock which Practice obtained upon the full or partial conversion of the Convertible Note or the Additional
         Promissory Note, or the proceeds from Practice's sale of Common Stock, then MedCath at its election can require Practice, the Physician and his PA to pay a portion of the Net Consideration Allocation in shares of MedCath common stock whether or not the Physician or his PA still owns any of the Common Stock; provided, if the PA or the Physician still retains any of the specific shares of Common Stock received from Practice, the PA and the Physician shall have the right to assign those shares of Common Stock to MedCath as a pro rata payment of the Net
         Consideration Allocation. If MedCath makes such an election, Practice, the Physician and his PA, as a part of the payment to MedCath of the Net Consideration Allocation, shall transfer to MedCath shares of MedCath common stock equal in number to the shares of Common Stock retained by Practice or which the PA received from Practice


                                       2




         plus the number of shares of the Common Stock sold by Practice when the proceeds from such sale were distributed by Practice to the PA
         (adjusted as necessary to avoid dilution or distortion attributable to the effects of stock dividends and stock splits). When MedCath common stock is transferred to MedCath as a partial payment of the Net
         Consideration Allocation, the shares of MedCath common stock so transferred shall be valued based on the per share value of the Common
         Stock as determined under Section 2.2(a)(i) and (ii) of the Agreement relating to the conversion feature of the Convertible Note and Additional Promissory Note (adjusted as necessary to avoid dilution or distortion as described in the preceding parenthetical); such valuation method shall be used despite the fact that at the time of such a transfer by the Physician or his PA to MedCath the per share value of MedCath common stock exceeds the per share value of the Common Stock as determined by Section 2.2(a)(i) and (ii) of the Agreement.

5. Listed below is the Gross Consideration Allocation to the Physicians as determined by Practice:

                  Physician Employee              Gross Consideration Allocation*

                  Hugo Blake, M.D.                            $[        ]

                  M. Shereef Hilmy, II, M.D.                  $[        ]

                  Michael D. Evans, M.D.                      $[        ]

                  Naji Kandalaft, M.D.                        $[        ]

                  Eduardo D. Flores, M.D.                     $[        ]

                  Christopher Gill, M.D.                      $[        ]

                  Carlos Pimentel, M.D.                       $[        ]

* Such amounts need to be adjusted to include a pro rata share of the interest to be paid by MedCath to Practice under the Convertible Note that is allocable to the physician in question. The Gross Consideration
         Allocation as shown above does not include and thus also shall be adjusted as appropriate to reflect any of the Consideration paid to Practice through the Additional Promissory Note as a Supplemental
         Payment pursuant to Section 2.2(a)(ii) and Exhibit F that relates to the Physician in question.

6. Notwithstanding the above provisions regarding Liquidated Damages, MedCath is not obligated to pursue such Liquidated Damages as its sole remedy for a breach of Section 5.7 but shall also be entitled to any other equitable relief to which it is entitled under this Agreement, the Service Agreement, or otherwise (e.g., injunctive relief).
                                      -3-

[ ] These portions have been omitted and filed separately with the commission pursuant to a request for confidential treatment.



                                LIST OF EXHIBITS

         Letter            Description
         ------            -----------
         A                 Form of Service Agreement (filed as Exhibit 10.49
                           to this Report)
         B                 Form of Independent Contractor Agreement
         C                 Form of Bonus Agreement
         D                 Form of Employment Agreement
         E                 Form of Subordinated Promissory Note (filed as
                           Exhibit 10.50 to this Report)
         F                 Supplemental Payment
         G                 Form of Additional Promissory Note (filed as
                           Exhibit 10.51 to this Report)
         H                 Form of Opinion of Practice's Counsel




                                    EXHIBIT B

                        INDEPENDENT CONTRACTOR AGREEMENT

         THIS INDEPENDENT CONTRACTOR AGREEMENT is made this 30th day of September, 1996, by and between ________________, M.D., P.A., a Professional
Association, incorporated under the law of the State of Texas (hereinafter referred to as the "Association"), and HEART CLINIC, P.A., a Texas Professional
Association, incorporated under the laws of the State of Texas (hereinafter referred to as the "Company").

                                   WITNESSETH:

         1. The Company desires to contract with the Association for certain professional medical services to be provided by the Association to the Company.
The Association agrees to devote its entire time and to provide such professional medical services exclusively (hereinafter referred to as "services") to the Company on the terms and conditions herein. The Association acknowledges and agrees that all revenues generated as a result of its professional medical services shall be the exclusive property of the Company.

         2. The duties of the Association shall include but are not limited to:

                  (a) Keeping and maintaining, or causing to be kept and maintained, appropriate records, reports, claims and correspondence necessary and appropriate in connection with all professional services rendered by the Association under this Agreement. All of such records, reports, claims, and correspondence shall belong to the Company.

                  (b) Promoting, to the extent permitted by law and the applicable canons of professional ethics, the professional practice of the Company.

                  (c) Attending, to the extent reasonable, professional conventions, post-graduate seminars, and functions of professional societies by the employees of the Association.

                  (d) Performing all acts reasonably necessary to maintain and improve the professional skills of employees of the Association.

                  (e) Providing the exclusive, full time professional services of ________________, M.D. (the "Physician") to the Company for the treatment of its patients.

                  (f) Abiding by and causing its employees to abide by the terms of Paragraph 12 hereof.





         The other duties of the Association shall be as the Company may from time to time reasonable direct, including on duty and on call assignments at night and on Saturdays and Sundays and holidays on a rotation schedule. The services to be performed by the Association may be performed by any employee of the Association assigned to such task by the Association.

         3. This Agreement shall be for a period of five years beginning on October 1, 1996 and ending September 30, 2001 and is subject to renewal thereafter year by year by agreement of the parties.

         4. For services rendered hereunder, the Association shall be entitled to distributions which shall be determined on a monthly basis. The distribution amounts shall be equal to the cash receipts earned from professional services rendered to patients of the Company by employees of the Association and collected by the Company less the Association's pro rata share of expenses incurred in the operation of the Company. Cash receipts earned by the Association as joint work with another association or individual doctor shall be recorded in Combination Accounts and distributed equally to each association. A mutual account for routine hospital work will be maintained to fund the Company's overhead. If there are inadequate funds in the mutual account, the Company has the right to require each association with which it contracts, including the Association, to contribute its pro rata share to cover any such shortage.

         5. The Company agrees to provide office space, utilities, telephone answering service, secretarial services, nursing services, accounting and collection services to the Association. The facilities provided shall contain such medical equipment and supplies and shall be stocked with such medicine, drugs, dressings, and other items as are agreed on by the parties. The Company shall furnish instruments, gloves, and items of apparel required to perform the services under this Agreement.

         6. All services rendered by the Association during the term of this Agreement will be provided by employees of the Association. The Association will assume full liability and responsibility for such employees' performance. The
Association agrees to operate under the name of HEART CLINIC, P.A., or any other name as agreed with the Company. The Company assumes no liability for the treatment of patients by the Association. The Association shall devote its full time and best efforts to the performance of duties required under this Agreement and shall cause its employees to do the same. During the term of this Agreement and thereafter as applicable, the Association shall not at any time or place engage in the practice of medicine or surgery to any extent, except under and pursuant to this Agreement, including Paragraph 12.

         7. The Association agrees to abide by the standard fees set by the Company. Any deviation in such fees must be authorized by the Company.

         8. Physician employees of the Association are encouraged and are expected to attend scientific meetings, professional conventions, and post-graduate courses and seminars, and other

                                      -2-


education meetings in order to improve and maintain the professional skills of the employees of the Association.

         9. Physician employees of the Association are required at their expense to maintain membership in the American Medical Association and the Texas Medical
Association or such other similar organizations as may be required by the Company.

         10. The Company shall, as a service to the Association, arrange for medical malpractice insurance for the Association and its physician employees.
The Association shall have prior approval of the coverage provided and the amount of premium payment. Any such payments on behalf of the Association shall be deducted from any distributions made by the Company to the Association set forth in Section 4 herein. The Association and its physician employees shall hold the Company harmless and indemnify the Company and its successors and assigns against any and all liabilities, claims and expenses, including attorneys' fees, which arise out of the performance of the Association or its physician employees.

         11. The parties hereto agree to comply with and ensure that their relationship hereunder complies with all applicable laws, rules and regulations.

         12. The Company has entered into a Master Transaction Agreement with
MedCath Incorporated ("MedCath") and a Service Agreement with Physician Practice
Management of McAllen, Inc. ("Manager") pursuant to which Manager will manage certain aspects of the Company's operations and the terms of this Agreement are subject to the terms of the Master Transaction Agreement and Service Agreement.
Both the Master Transaction Agreement and the Service Agreement contain certain requirements of and restrictive covenants pertaining to the Company, certain professional associations, including the Association, and certain physicians associated with the Company, including the Physician. The Association and the Physician hereby agree that the provisions of Section 6.8 and Article VII of the Service Agreement and Section 5.7, Article X and Schedule 10.1 (b) of the Master
Transaction Agreement are hereby incorporated herein by reference as if fully set forth herein and they hereby acknowledge and agree that for purposes of this Agreement, they shall be liable to the Company for all of the obligations and liabilities of the Association and the Physician set forth in such provisions.
The Association and the Physician agree that they shall be jointly and severally liable for any breaches of the provisions set forth in or incorporated into this Paragraph 12 and that MedCath and Manager are specific and intended beneficiaries of these provisions. The termination of this Agreement shall in no way relieve the obligations of the Association and the Physician under the Service Agreement or the Master Transaction Agreement. which obligations shall survive such termination of this Agreement.

         In the event this Agreement is not renewed or the Physician through the Association ceases to provide the services stated herein for any reason, the provisions of Section 8.4 of the Service Agreement are incorporated hereby by reference and shall apply to determine the amount of money, if any, to which the Association is entitled to subsequently receive that relates to

                                      -3-


collections by the Company of accounts receivable generated from the direct efforts of the Physician. In the event the Association or the Physician is in breach of this Agreement, including but not limited to the provisions contained in Paragraph 12 hereof, in addition to any other damages due to the Company, MedCath or Manager from such breach, the Association shall forfeit its rights to receive any payments under this Paragraph 12.

         13. This Agreement shall be terminated upon the occurrence of any of the following events:

                  (a) The expiration of its term if the Agreement has not been renewed.

                  (b) The death or total disability of the Physician.

                  (c) The imposition of any restrictions or limitations by any governmental or hospital authority having jurisdiction over the Association and its employees to such an extent that the Physician cannot engage in the professional practice required herein.

                  Upon termination or non-renewal of this Agreement for any reason other than death or disability, the Association shall be entitled to receive only the payments set out in Paragraph 12 herein.

         14. In the event of the breach or threatened breach of any provision of the contract by the Association, the Company shall be entitled to injunctions, both preliminary and final, enjoining and restraining such breach or threatened breach. Such remedies shall be in additional all other remedies available at law or in equity, including the Company's right to recover from the Association any and all damages that may be sustained as a result of the Association's breach of contract.

         In addition to any other remedies the Company may have available to it under the terms of this contract, the Company shall be entitled to stop the Association, by means of injunction, from violating any part of this contract.
The Company shall be entitled to recover its attorneys' fees and expenses in any successful action by the Company to enforce this contract.

         15. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof, and no other agreement, statement, or promise relating to the subject matter of this agreement that is not contained herein shall be valid or binding unless in writing, signed by both parties.

         16. Neither this Agreement nor any duties or obligations hereunder shall be assignable by the Association without the prior written consent of the Company.

         17. Subject to the provisions regarding assignment, this Agreement shall be binding of the heirs, executors, administrators, successors, and assigns of the respective parties.

                                      -4-



         18. If any action at law or in equity is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees in addition to any other relief to which he may be entitled.

         19. The paragraph headings contained in the Agreement are for convenience only and shall in no manner be construed as a part of this Agreement.

         20. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been included in the Agreement.

         21. All notices by either party to terminate this contract shall be in writing and sent by certified mail, return receipt requested, to the other party as herein provided.

         22. The waiver by the Company of breach of any provision of this contract by the Association shall not operate or be construed as a waiver of any subsequent breach by the Association.

         23. The Association shall be responsible for all required payroll taxes and withholding taxes and other such taxes relating to its employees, including the Physician and shall remit such amounts to the proper governmental parties on a timely basis. The Association and the Physician will indemnify the Company and hold it harmless from any and all costs, expenses, liabilities and losses resulting from or relating to such payroll taxes and withholding taxes. The
Association will also make available to the Company when required from time to time copies of all its remittances and filings related to such matters.

         24. The parties acknowledge and agree that Manager has entered into the Service Agreement with the Company and is a third-party beneficiary of the Master Transaction Agreement between MedCath and the Company, which contracts were entered into by Manager and MedCath in reliance on the covenants of the Association and the Physician contained therein and in this Agreement.
Accordingly, the parties hereto agree that Manager and MedCath are specific, intended third-party beneficiaries of such covenants, shall be independently entitled to the benefit thereof, and shall have an independent right to enforce same. In addition, the parties hereto covenant and agree with Manager and MedCath that this Agreement shall not be terminated, modified or amended without the prior written consent of Manager and MedCath, the giving or withholding of which shall be in the sole and absolute discretion of Manager and MedCath. This provision shall not apply with regards to MedCath or Manager if MedCath fails to pay amounts when due under the Master Transaction Agreement after the expiration of the applicable grace periods or the Service Agreement is terminated by Heart
Clinic, P.A. pursuant to Section 11.2 thereof.

                                      -5-


         25. The Company, the Association and the Physician all agree that the terms and provisions of Section 10.3 of the Service Agreement shall be incorporated herein by reference as if fully set forth herein, they will comply with and fully satisfy those terms and provisions, and they are jointly and severally liable for any breaches for failing to so comply and fully satisfy those terms and provisions.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the following execution page(s) effective as of the day and year first above written.

                                      -6-


                                 EXECUTION PAGE
                                     TO THE
                        INDEPENDENT CONTRACTOR AGREEMENT



ATTEST:                                              HEART CLINIC, P.A.




      ______________________                         By:  ___________________
                                                          Authorized Officer



ATTEST:

                                                     M.D., P.A.



      ______________________                         By:  ___________________
                                                          President



The undersigned individual hereby executes this Independent Contractor Agreement for the purposes of personally being bound by and liable for breaches of the provisions of Paragraphs 12, 23, 24 and 25 hereof.





                                                                         , M.D.



                                                                      EXHIBIT C


                             AGREEMENT
     This Agreement is made and entered into by and between HEART CLINIC, P.A., a Texas Professional Association ("Practice") and ________________, P.A., a
Professional Association ("P.A.") which by an Independent Contractor Agreement has associated itself and its physician employee with Practice.

                              RECITALS:
     A. Of even date hereof, Practice is entering into an agreement with MedCath Incorporated, a North Carolina corporation ("MedCath") and an affiliate of MedCath, namely Physician Management of McAllen, Inc. ("Manager") pursuant to which Practice is contracted to receive certain professional services;

     B. As part of said agreement, Practice is selling certain assets to MedCath;

     C. In connection with that transaction, MedCath has requested from Practice that each P.A. and each physician employee of such P.A.s execute those agreements, and be bound by certain restrictions as set forth in said agreements, and execute new Independent Contractor Agreements with Practice;

     D. In order to adequately compensate P.A. and physicians for entering into such new Independent Contractor Agreements and for executing the other agreements with MedCath and Manager, Practice desires to enter into this agreement with P.A. in accordance with the terms hereof.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge, the parties hereto agree as follow:

     1. As consideration for P.A. entering into the Agreements with MedCath and Manager, and for fulfilling its obligations to Manager, and for P.A.
entering into a new Independent Contractor Agreement with Practice and securing the continued employment of its physician employee, for and on behalf of Practice, Practice hereby agrees to pay to P.A. on the date of closing with MedCath, an amount equal to the following:

          (a)                                 Dollars
($___________________), in cash to be paid as of November 1, 1996;

          (b) An additional amount determined in accordance with Exhibit A attached hereto, to be paid on or about October 1, 1998; provided, however, P.A. shall not be entitled to or have any right to the amount reflected on Exhibit A unless and until Practice receives or is entitled to receive payment, pursuant to its terms, of one certain promissory note dated October, 1, 1996 executed by MedCath and payable to Practice.

     2. After October 1, 1996, Practice agrees to continue to pay to P.A. compensation pursuant to the new Independent Contractor Agreement but based on the formula for determining compensation under the current Independent
Contractor Agreement P.A. has with Practice.

     3. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas. It may not be assigned, amended or terminated by either party hereto without the written consent of each of the parties hereto as well as the written consent of MedCath and Manager. This Agreement contemplates the entire agreement with respect to the matters set forth herein.

     4. The obligation of Practice to pay any sums hereunder to P.A. is subject to P.A.'s not violating any of the terms of the new Independent Contractor
Agreement or the terms and conditions of the agreements with MedCath and Manager.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the following execution page(s) effective as of the day and year first above written.

     DATED this 1st day of October, 1996.

                                       HEART CLINIC, P.A.

                                       By: ______________________
                                       Title: ___________________

                                       __________________________, P.A.

                                       By: ______________________

                                       Title:     President


                                   EXHIBIT A
                                    TO THE
                                   AGREEMENT

     Practice agrees to pay to P.A. an additional amount of cash equal to $_________________; provided, however, if Practice should exchange and convert one certain promissory note dated October 1, 1996 executed by MedCath and payable to Practice, into MedCath Common Stock, Practice, at its option, may instead elect to have all or a portion of such cash amount set out herein reduced, and deliver to P.A. shares of Common Stock of MedCath equal to the reduction in cash, divided by the per share price which Practice converts the promissory note into shares of common stock of MedCath.

     P.A. acknowledges that said shares in MedCath, if converted and delivered to it, would be non-registered stock and could not be sold for at least two
(2) years thereafter.




                                    EXHIBIT D

                                                 __________________, M.D., P.A.

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made and entered into by and between ________________, M.D., (hereinafter "Employee"), and __________,
M.D., P.A., a Texas professional association (hereinafter "Employer") and is effective the 1st day of October, 1996.

                                    RECITALS:

         This Agreement is made and entered into under the following circumstances:

         A. Whereas, MedCath Incorporated ("MedCath") and Heart Clinic, P.A.
("Practice") have entered into a Master Transaction Agreement pursuant to which MedCath will pay certain consideration to Practice in exchange for certain assets of Practice and for Practice entering into a Service Agreement with a subsidiary of MedCath, Physician Practice Management of McAllen, Inc.
("Manager").

         B. Whereas, under the Service Agreement Manager will manage certain aspects of the business of Practice and some of the duties of Practice include providing the exclusive, full time professional services of certain physicians to that medical practice, including the services of Employee.

         C. Whereas, in anticipation of making this Agreement with Employee, Employer has entered into an Independent Contractor Agreement with Practice pursuant to which Employer will provide the exclusive, full time professional services of Employee to Practice for use in its medical practice.

         D. Whereas, Employer desires, on the terms and conditions stated herein, to employ Employee as a physician specializing in cardiology; and

         E. Whereas, Employee desires, on the terms and conditions stated herein, to be employed by Employer.

         NOW, THEREFORE, in consideration of the foregoing recitals, and of the promises, covenants, terms and conditions contained herein, the parties hereto agree as follows:

         SECTION 1. Employment and Term. Employer hereby employs Employee, and
Employee hereby accepts employment with Employer, as a cardiologist commencing
October 1, 1996 (hereinafter the "Effective Date") and continuing for a period of five (5) years (hereinafter the "Term of Employment"). Upon the expiration of the initial five (5) years, the Term of




Employment shall automatically be renewed for successive one (1) year periods commencing upon the fifth anniversary of the Effective Date, unless either party gives written notice of intent not to renew not less than sixty (60), nor more than ninety (90), days prior to the end of any term.

         SECTION 2. Duties and Qualifications. Employee shall provide medical services to patients, on behalf of Practice through Employer, at Practice's facilities located in Texas, or such other locations as requested by Employer
(hereinafter collectively referred to as the "Facilities"), in accordance with the laws of the State of Texas and the principles of medical ethics of the American Medical Association. During the Term of this Agreement,
Employee's economic contribution to Employer resulting from his provision of medical services to patients shall remain substantially the same as Employee's historical economic contribution during the immediate past three (3) years.
To the best of his ability, Employee shall continuously provide services in a manner calculated to produce the maximum volume of revenue which is consistent with the professional obligation of Employee and in the best interest of the patients.

         Employee shall: (i) devote his entire professional and business time, attention and energies exclusively to the practice of Employer; and, (ii) faithfully and competently perform his duties hereunder using his full professional skill and knowledge; and, (iii) not engage in any other professional or business activity; provided, however, that Employee shall be permitted to invest his personal assets and manage his personal investment portfolio in such a form and manner as will not require any professional or business services on his part to any third party.

         SECTION 3. Salary. During each year of the Term of Employment, subject to the terms of the Independent Contractor Agreement dated as of the date hereof to which Employer is a party, Employee shall be entitled to the compensation as described on Exhibit A hereto.

         SECTION 4. Termination. Notwithstanding any other provisions of this Agreement, the Term of Employment shall terminate upon:

                  (a)      the death of Employee; or,

                  (b)      upon Employee's permanent disability.

         SECTION 5. Restrictive Covenants. Both Employer and Employee agree that the terms of this Agreement are subject to the terms of the Master
Transaction Agreement and Service Agreement. Both the Master Transaction
Agreement and the Service Agreement contain certain requirements of and restrictive covenants pertaining to Practice, certain professional associations, including Employer, and certain physicians associated with Practice, including
Employee. Employer and Employee agree that the provisions of Article VII of the Service Agreement and Section 5.7, Article X and Schedule 10.1 (b) of the
Master Transaction Agreement are hereby incorporated herein by reference as if fully set forth herein and they hereby acknowledge and agree that for purposes of this Agreement, Employee shall be liable to Practice and Employer for all of the obligations and liabilities of Employee set forth in such provisions.
Employer and Employee agree that they shall be jointly and severally liable for any

                                      -2-


breaches of the provisions set forth in or incorporated into this Section 5 and that MedCath and Manager are specific and intended beneficiaries of these provisions. The termination of this Agreement shall in no way relieve the obligations of Employer and Employee under the Service Agreement or the Master
Transaction Agreement, which obligations shall survive such termination of this Agreement.

                  In the event of the breach or threatened breach of any provision of the contract by Employee, Employer shall be entitled to injunctions, both preliminary and final, enjoining and restraining such breach or threatened breach. Such remedies shall be in additional all other remedies available at law or in equity, including Employer's right to recover from Employee any and all damages that may be sustained as a result of Employee's breach of contract.

                  In addition to any other remedies Employer may have available to it under the terms of this contract, Employer shall be entitled to stop
Employee, by means of injunction, from violating any part of this contract.
Employer shall be entitled to recover its attorneys' fees and expenses in any successful action by Employer to enforce this contract.

         SECTION 6. Billing Services. Practice shall have sole responsibility and authority for preparation of billings for, and collection of income generated from, Employee's practice of medical and the operation of the Facilities and, pursuant to this Agreement, the delegated authority to request, demand, collect, receive and provide receipts for all income on behalf of Employee including any payment or reimbursement from governmental agencies and insurance carriers on account of medical services provided to patients of the facility. Employee will provide Employer and Practice with Employee's provider numbers to bill on behalf of Employee for payment and reimbursement from governmental agencies and insurance carriers. All funds collected from operation of the facilities and from Employee's practice of medicine hereunder shall be the sole property of Practice and shall be deposited into Practice's account and Practice shall have sole authority to make disbursements therefrom, including refunds and repayment of payments received in error.

         SECTION 7. Representations of Employee. Employee hereby makes the following representations to Employer, each of which is material and is being relied on by Employer and shall be true as of the date hereof and throughout the Term of Employment:

                  (a) Employee Qualifications. Employee is, and will continue to be, duly licensed to practice medicine in the State of Texas and is experienced in cardiology, agrees to participate and does participate in a continuing medical education program, and agrees to obtain and maintain an American Medical Association C.M.E. certificate or its equivalent.

                  (b) Factual Information. Any and all factual information furnished by Employee to Employer is true and accurate in every material respect as of the date on which such information was furnished.

                                      -3-


                  (c) Professional Conduct. Employee has and will continue to conduct his professional activities in accordance and compliance with any and all laws, regulations and ethical and professional standards applicable thereto.

                  (d) Authority. Employee has full power and authority to enter into this Agreement and perform all obligations hereunder. The execution and performance of this Agreement by Employee will not constitute a breach or violation of any covenant, agreement or contract to which Employee is a party or by which Employee is bound.

         SECTION 8. Books, Office Equipment, Etc.

                  (a) Employee's Ownership. All professional instruments, books, office equipment and other property furnished by Employee shall remain
         Employee's property. Notwithstanding the above, all patient records shall at all times be and remain Employer's or Practice's property;
         provided, however, that upon termination of this Agreement, Employer shall provide Employee, at Employee's expense access to and copies of such records relating to medical service performed at Employer's or Practice's business by Employee during the term hereof, if so requested by the patient or if required by Employee in defense of any professional liability claim.

                  (b) Employer's Ownership. All instruments, equipment, furniture, furnishings, supplies, samples, forms, charts, logs, brochures, patient records, policies and procedures, contracts and any other property, materials or information furnished by Practice or Employer are and shall remain the sole property of Practice or Employer. Upon termination of this Agreement, Employee shall return all such property to Practice or Employer.

         SECTION 9. Assignability. This Agreement and the rights and duties created hereunder shall not be assignable or delegable by Employer or Employee.

         SECTION 10. Notices. All notices or other communications provided for herein to be given or sent to a party by the other party shall be deemed validly given or sent if in writing and mailed, postage prepaid, by registered or certified United States mail, addressed to the parties at their principal places of business or at their addresses as provided from time to time to the other party in writing, with copies to Practice, MedCath and Manager at their principal places of business.

         SECTION 11. Severability. Each section, subsection and lesser section of this Agreement constitutes a separate and distinct undertaking, covenant or provision hereof. In the event that any provision of this Agreement shall be determined to be invalid or unenforceable, such provision shall be deemed limited by construction in scope and effect to the minimum extent necessary to render the same valid and enforceable, and, in the event such a limiting construction is impossible, such invalid or unenforceable provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

                                   -4-


         SECTION 12. Effect of Termination. The termination of this Agreement, for whatever reason, shall not extinguish those obligations of Employee specified in the restrictive covenants, nor shall the same extinguish the right of either party to bring an action, either in law or in equity, for breach of this Agreement by the other party.

         SECTION 13. Waiver. The failure of a party to enforce any term, provision or condition of this Agreement at any time or times shall not be deemed a waiver of that term, provision or condition for the future, nor shall any specific waiver of a term, provision or condition at one time be deemed a waiver of such term, provision or condition for any future time or times.

         SECTION 14. Parties. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, legal representatives, and proper successors and assigns, as the case may be.

         SECTION 15. Governing Law. The validity, interpretation and performance of this Agreement shall be governed by the laws of the State of Texas, without giving effect to the principles of comity or conflicts of laws thereof. Each party hereto agrees to submit to the personal jurisdiction and venue of the state and federal courts having jurisdiction over Texas for a resolution of all disputes arising in connection with the interpretation, construction, and enforcement of this Agreement, and hereby waives the claim or defense therein that such courts constitute an inconvenient forum.

         SECTION 16. Captions. The captions of this Agreement have been assigned thereto for convenience only, and shall not be construed to limit, define or modify the substantive terms hereof.

         SECTION 17. Entire Agreement; Counterparts; Facsimiles. This Agreement constitutes the entire agreement between the parties hereto concerning the subject matter hereof, and supersedes all prior agreements, memoranda, correspondence, conversations and negotiations all of which are hereby terminated. This Agreement may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. Such executions may be transmitted to the parties by facsimile and such facsimile execution shall have the full force and effect of an original signature. All fully executed counterparts, whether original executions or facsimile executions or a combination, shall be construed together and shall constitute one and the same agreement.

         SECTION 18. Costs of Enforcement. In the event it is necessary for any party to retain the services of an attorney or to initiate legal proceedings to enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party, in addition to all other remedies, all costs of such enforcement, including reasonable attorneys, fees and including trial and appellate proceedings.

         SECTION 19. Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or

                                      -5-


plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

         SECTION 20. Third-Party Beneficiary. The parties acknowledge and agree that Manager has entered into the Service Agreement with Practice and is a third-party beneficiary of the Master Transaction Agreement between MedCath and Practice, which contracts were entered into by Manager and MedCath in reliance on the covenants of Employer and Employee contained therein and in this Agreement. Accordingly, the parties hereto agree that Manager and MedCath are specific, intended third-party beneficiaries of such covenants, shall be independently entitled to the benefit thereof, and shall have an independent right to enforce same. In addition, the parties hereto covenant and agree with Manager and MedCath that this Agreement shall not be terminated, modified or amended without the prior written consent of Manager and MedCath, the giving or withholding of which shall be in the sole and absolute discretion of Manager and MedCath. This provision shall not apply with regards to MedCath or Manager if MedCath fails to pay amounts when due under the Master Transaction Agreement after the expiration of the applicable grace periods or the Service Agreement is terminated by Heart Clinic, P.A. pursuant to Section 11.2 thereof.

         SECTION 21. Tail Insurance Coverage. Employer and Employee all agree that the terms and provisions of Section 10.3 of the Service Agreement shall be incorporated herein by reference as if fully set forth herein, they will comply with and fully satisfy those terms and provisions, and they are jointly and severally liable for any breaches for failing to so comply and fully satisfy those terms and provisions.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the following execution page(s) effective as of the day and year first written above.

                                      -6-



                                 EXECUTION PAGE
                                     TO THE
                              EMPLOYMENT AGREEMENT
                                       FOR
                         ______________________, M.D., P.A.



Signed in the presence of:                      EMPLOYEE:


____________________________                    ___________________________






                                                EMPLOYER:


Signed in the presence of:                      ___________________, M.D., P.A.
                                                a Texas professional association
ATTEST:

________________________________                By: ___________________________
Secretary
                                                     (Printed Name & Title)





                                    EXHIBIT A
                                     TO THE
                              EMPLOYMENT AGREEMENT
                                       FOR
                        _____________________, M.D., P.A.


                                  COMPENSATION


                   [INSERT THE DESIRED COMPENSATION LANGUAGE]






                                    EXHIBIT F
                                     TO THE
                          MASTER TRANSACTION AGREEMENT
                                 BY AND BETWEEN
                              MEDCATH INCORPORATED
                                       AND
                               HEART CLINIC, P.A.
                                  July 31, 1996

                              Supplemental Payment

         In addition to the Consideration described in Section 2.2(a)(i), MedCath shall also pay to Practice additional Consideration through the Supplemental Payment as described below.

         To  the  extent  the  "Physician  Net  Production"  of  the  applicable
Physician for calendar year 1997 exceeds the Standard "Physician Net Production" of such Physician as indicated below, MedCath shall pay to Practice as a Supplemental Payment of additional Consideration an amount equal to 140% of such excess. In addition, to the extent the "Physician Net Production" of Carlos
Pimentel for calendar  year 1998 exceeds the greater of his Standard  "Physician
Net  Production"  and 1997  "Physician  Net  Production,"  MedCath  shall pay to
Practice a further amount as a Supplemental Payment of additional Consideration, equal to 140% of that excess. For these purposes, "Physician Net Production" shall mean for the applicable calendar year the gross professional services revenues generated as a result of the Physician's personal efforts and collected by Practice less contractual allowances thereon and less the direct expenses of Practice and the portion of the overhead of Practice allocated to the Physician by Practice in accordance with normal allocation methods of Practice applied on a consistent basis.

         The Standard Physician Net Production for the relevant individuals is as follows:

                  Name                         Standard Physician Net Production

         Hugo Blake                                             $[        ]
         Shereef Hilmy                                            [       ]
         Michael Evans                                            [       ]
         Naji Kandalaft                                           [       ]
         Eduardo Flores                                           [       ]
         Christopher Gill                                         [       ]
         Carlos Pimentel                                          [       ]

The obligation of MedCath to pay the Supplemental Payments shall be the principal amount of the Additional Promissory Note.


[ ] These portions have been omitted and filed separately with the commission pursuant to a request for confidential treatment.


                                                                      EXHIBIT G


               [J. Edward Mann, Jr. Letterhead appears here]

                                            October 1, 1996

MedCath Incorporated
7621 Little Avenue, Suite 106
Charlotte, North Carolina 28226

Gentlemen:

This law firm is counsel to the HEART CLINIC, INC., a Texas Corporation
("HCI"), HEART CLINIC, P.A., a Texas professional association ("HCPA"), HUGO
G. BLAKE, M.D., SHEREEF HILMY II, M.D., MICHAEL D. EVANS, M.D., CHRISTOPHER
R. GILL, M.D., EDUARDO D. FLORES, M.D., NAJI KANDALAFT, M.D., and CARLOS X.
PIMENTEL, M.D. (individually a "Physician" and collectively the "Physicians") whom are the individual shareholders of HCI and HCPA, and to the professional associations individually owned by each of the Physicians (the "Physician
P.A.s"). All of the parties referred to above are at times referred to below collectively as the "Heart Clinic Parties" in connection with the transactions contemplated by the Master Transaction Agreement dated as of the date hereof by and among MedCath Incorporated, a North Carolina corporation ("MedCath"), HCPA and each of the Physicians (the "Master Transaction Agreement"). The terms defined in the Master Transaction Agreement are used herein as therein defined. Among other things, I have examined:

     1. The Master Transaction Agreement;

     2. The Service Agreement;

     3. The Independent Contractor Agreements;

     4. The Employment Agreements;

     5. The Agreement;

     6. The Articles of Incorporation and Bylaws of HCI, HCPA and the
        Physician P.A.s;

     7. The documents and instruments relating to the merger of HCI into HCPA; and

     8. The resolutions by unanimous written consent of the Board of Directors of HCI, HCPA and Physician P.A.s.


MedCath Incorporated
October 1, 1996
Page 2

"Transaction Documents."

In such examination, I have assumed the genuineness of all signatures on all documents other than those of the Heart Clinic Parties, the authenticity of all documents submitted to me as originals, the conformity to originals of all documents submitted to me as certified, photostatic or conformed copies, and the authenticity of the originals of such documents. I have also assumed the valid existence and good standing of all parties to the Transaction Documents other than the Heart Clinic Parties and the due authorization, execution and delivery of the Transaction Documents to be delivered by parties other than the Heart Clinic Parties. As to factual matters, I have relied to the extent deemed appropriate by me upon certificates and representations of the Heart
Clinic Parties. I have also examined executed copies of the Transaction
Documents and other corporate records and certificates of public officials as I deemed appropriate for purposes of this opinion.

Based upon the foregoing, I am of the opinion that:

     1. HCPA and each of the Physician P.A.s are professional associations duly organized, validly existing and in good standing under the laws of the State of Texas.

     2. HCI has been merged into HCPA in accordance with the laws of the State of Texas.

     3. Each of HCPA and the Physician P.A.s have the full corporate power and authority to own their properties and carry on their business as now conducted and to execute any of the Transaction Documents to which they are a party and to perform their obligations thereunder.

     4. All corporate action required to be taken by any of the Heart Clinic
        Parties necessary to the execution, delivery and validity of the Transaction Documents and the performance of the obligations of the Heart Clinic Parties thereunder has been duly taken or obtained and the Transaction Documents do not conflict with (i) any provisions of the Articles of Incorporation or Bylaws of any of the Heart Clinic
        Parties or (ii) any judgments or orders of any court or any agreements or contracts binding on any of the Heart Clinic Parties.

     5. Each of the Transaction Documents to which any of the Heart Clinic
        Parties are a party has been duly executed by and is a legal, valid and binding obligation of the applicable Heart Clinic Parties and is enforceable in accordance with its respective terms.


MedCath Incorporated
October 1, 1996
Page 3


     6. The execution and delivery of the Transaction Documents by the Heart
        Clinic Parties, the fulfillment by the Heart Clinic Parties of their obligations under the Transaction Documents, the legal structure, relationships and agreements between HCPA, the Physician P.A.s and each of the Physicians which have been entered into on or prior to the date hereof and the operation of the businesses contemplated thereby do not violate any Texas or federal law, rule or regulation other than those relating to the Medicare and Medicaid programs and other health care laws, rules or regulations, and to the best of my knowledge, do not violate those laws, rules or regulations.

     7. There are no actions, suits or proceedings pending against or affecting any of the Heart Clinic Parties at law or in equity before any court or administrative office or agency except as disclosed in the Transaction Documents.

My opinions expressed above are limited to the laws of the State of Texas and the federal laws of the United States.

                                                Very truly yours,



                                                J. Edward Mann, Jr.








